ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT A

THE COMMODORE NAUTICUS®
GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES
PROSPECTUS DATED MAY 1, 2005

This prospectus describes group flexible premium deferred annuity contracts (the “Contracts”). Annuity Investors Life Insurance Company® (the “Company”) is the issuer of the Contracts. The interests of individual participants under a Contract are evidenced by certificates of participation. The description of Contract provisions and values in this prospectus applies to the interests of certificate Owners. The Contracts are available for tax-qualified and non-tax-qualified annuity purchases. All Contracts are designed to be eligible for tax-deferred treatment during the Accumulation Period. The tax treatment of annuities is discussed in the Federal Tax Matters section of this prospectus.

The Contracts offer both variable and fixed investment options. The variable investment options under the Contracts are Subaccounts of Annuity Investors® Variable Account A (the “Separate Account”). The Contracts currently offer 30 Subaccounts. Each Subaccount is invested in shares of a registered investment company or a portfolio thereof (each, a “Portfolio”). The Portfolios are listed below.

AIM Variable Insurance Funds

-AIM V.I. Capital Development Fund-Series I Shares
-AIM V.I. Government Securities Fund-Series I Shares
-AIM V.I. Premier Equity Fund-Series I Shares

American Century® Variable Portfolios, Inc.

-American Century VP Large Company Value Fund-Class I
-American Century VP Mid Cap Value Fund-Class I
-American Century VP Ultra® Fund-Class I
-American Century VP Vista SM Fund-Class I

Dreyfus Investment Portfolio

-Dreyfus IP Technology Growth Portfolio-Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares

Dreyfus Stock Index Fund, Inc.-Initial Shares

Dreyfus Variable Investment Fund

-Dreyfus VIF Appreciation Portfolio-Initial Shares
-Dreyfus VIF Developing Leaders Portfolio-Initial Shares
-Dreyfus VIF Growth and Income Portfolio-Initial Shares
-Dreyfus VIF Money Market Portfolio

FAM Variable Series Funds, Inc.

-Mercury Basic Value V.I. Fund-Class I
-Mercury Domestic Money Market V.I. Fund-Class I
-Mercury Global Allocation V.I. Fund-Class I
-Mercury High Current Income V.I. Fund-Class I

Janus Aspen Series

-Janus Aspen Series Balanced Portfolio-Institutional Shares
-Janus Aspen Series Forty Portfolio-Institutional Shares
-Janus Aspen Series International Growth Portfolio-Service Shares
-Janus Aspen Series Mid Cap Growth Portfolio-Institutional Shares

Oppenheimer Variable Account Funds

-Oppenheimer Capital Appreciation Fund/VA-Initial Shares
-Oppenheimer Main Street Fund®/VA-Initial Shares

PIMCO Variable Insurance Trust

-PIMCO VIT High Yield Portfolio-Administrative Class
-PIMCO VIT Real Return Portfolio-Administrative Class

Scudder VIT Funds

-Scudder VIT Small Cap Index Fund-Class A

Van Kampen-The Universal Institutional Funds, Inc.

-Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
-Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I
-Van Kampen UIF U.S. Real Estate Portfolio-Class I

This prospectus includes information you should know before investing in the Contracts. This prospectus is not complete without the current prospectuses for the Portfolios. Please keep this prospectus and the Portfolio prospectuses for future reference.

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A Statement of Additional Information (“SAI”), dated May 1, 2005, contains more information about the Separate Account and the Contracts. The Company filed the SAI with the Securities and Exchange Commission (“SEC”). It is part of this prospectus. For a free copy, complete and return the form on the last page of this prospectus, or call the Company at 1-800-789-6771. You may also access the SAI (as well as all other documents filed with the SEC with respect to the Contracts, the Separate Account or the Company) at the SEC’s Web site: http://www.sec.gov. The registration number is 33-59861. The table of contents for the SAI is printed on the last page of this prospectus.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

These securities may be sold by a bank or credit union, but are not financial institution products.

•	The Contracts are Not FDIC or NCUSIF Insured

•	The Contracts are Obligations of the Company and Not of the Bank or Credit Union

•	The Bank or Credit Union Does Not Guarantee the Company’s Obligations Under the Contracts

•	The Contracts Involve Investment Risk and May Lose Value

DEFINITIONS

The capitalized terms defined on this page will have the meanings given to them when used in this prospectus. Other terms which may have a specific meaning under the Contracts, but which are not defined on this page, will be explained as they are used in this prospectus.

Account Value

The value of a Contract during the Accumulation Period. It is equal to the sum of the value of the Owner’s interest in the Subaccounts and the Owner’s interest in the Fixed Account options.

Accumulation Period

The period during which purchase payments and accumulated earnings are invested according to the investment options elected. The Accumulation Period ends when a Contract is annuitized or surrendered in full, or on the Death Benefit Valuation Date.

Accumulation Unit

A share of a Subaccount that an Owner purchases during the Accumulation Period.

Accumulation Unit Value

The value of an Accumulation Unit at the end of a Valuation Period. See the Glossary of Financial Terms of this prospectus for an explanation of how Accumulation Unit Values are calculated.

Benefit Payment Period

The period during which either annuity benefit or death benefit payments are paid under a settlement option. The Benefit Payment Period begins on the first day of the first payment interval in which a benefit payment will be paid.

Benefit Unit

A share of a Subaccount that is used to determine the amount of each variable dollar benefit payment during the Benefit Payment Period.

Benefit Unit Value

The value of a Benefit Unit at the end of a Valuation Period. See the Glossary of Financial Terms of this prospectus for an explanation of how Benefit Unit Values are calculated.

Death Benefit Valuation Date

The date the death benefit is valued. It is the date that the Company receives both proof of the death of the Owner and instructions as to how the death benefit will be paid. If instructions are not received within one year of the date of death, the Death Benefit Valuation Date will be one year after the date of death.

Net Asset Value

The price computed by or for each Portfolio, no less frequently than each Valuation Period, at which the Portfolio’s shares or units are redeemed in accordance with the rules of the SEC.

Net Investment Factor

The factor that represents the percentage change in the Accumulation Unit Values and Benefit Unit Values from one Valuation Period to the next. See the Glossary of Financial Terms of this prospectus for an explanation of how the Net Investment Factor is calculated.

Valuation Date

A day on which Accumulation Unit Values and Benefit Unit Values can be calculated. Each day that the New York Stock Exchange is open for business is a Valuation Date.

Valuation Period

The period starting at the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of trading on the next succeeding Valuation Date.

OVERVIEW

What is the Separate Account?

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940. The Separate Account is divided into Subaccounts. Each Subaccount currently offered is invested in one of the Portfolios listed on page one of this prospectus. If you choose a variable investment option, you are investing in the Subaccounts, not directly in the Portfolios.

What Are the Contracts?

The Contracts are group deferred annuities, which are insurance products. The Contracts are sold with either a standard or enhanced fee structure as described in the Expense Tables in this prospectus. The Contracts are available in both tax-qualified and non-tax-qualified forms, both of which are designed to be eligible for tax-deferred investment status. See the Federal Tax Matters section of this prospectus for more information about tax qualifications and taxation of annuities in general. During the Accumulation Period, the amounts you contribute can be allocated among any of the variable investment options currently offered and five Fixed Account options. The variable investment options are Subaccounts of the Separate Account, each of which is invested in a Portfolio. The Owner bears the risk of any investment gain or loss on amounts allocated to the Subaccounts. The Fixed Account options earn a fixed rate of interest declared from time to time by the Company, which will be no less than 3% per year. The Company guarantees amounts invested in the Fixed Account options and the earnings thereon so long as those amounts remain in the Fixed Account.

During the Benefit Payment Period, payments can be allocated between variable dollar benefit and fixed dollar benefit options. If a variable dollar benefit is selected, Benefit Units can be allocated to any of the same Subaccounts that are available during the Accumulation Period.

How Do I Purchase or Cancel a Contract?

The requirements to purchase a Contract are explained in The Contracts section of this prospectus. You may purchase a Contract only through a licensed securities representative. Where required by state law, Contracts may include a right to cancel provision. The Owner will bear the risk of investment gain or loss on amounts allocated to the Subaccounts prior to cancellation. The right to cancel is described in the Right to Cancel section of this prospectus.

Will Any Penalties or Charges Apply If I Surrender a Contract?

A contingent deferred sales charge (“CDSC”) may apply to amounts surrendered depending on the timing and amount of the surrender. The maximum CDSC is 7% for each purchase payment. The CDSC percentage decreases by 1% annually to 0% after seven years from the date of receipt of each purchase payment. Surrender procedures and the CDSC are described in the Surrenders section of this prospectus. A penalty tax may also be imposed at the time of a surrender depending on your age and other circumstances of the surrender. Tax consequences of a surrender are described in the Federal Tax Matters section of this prospectus. The right to surrender may be restricted under certain tax-qualified retirement plans.

What Other Charges and Deductions Apply to the Contract?

Other than the CDSC, the Company will charge the fees and charges listed below unless the Company reduces or waives the fee or charge as discussed in the Charges and Deductions section of this prospectus:

•	a transfer fee for certain transfers between investment options;

•	an annual contract maintenance fee, which is assessed only against investments in the Subaccounts;

•	a mortality and expense risk charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts (this charge may never be entirely waived); and

•	premium taxes, if any.

In addition to charges and deductions under the Contracts, the Portfolios incur expenses that are passed through to Owners. Portfolio expenses for the fiscal year ending December 31, 2004 are included in the Expense Tables of this prospectus and are described in the prospectuses and statements of additional information for the Portfolios.

How Do I Contact the Company?

Any questions or inquiries should be directed to the Company’s Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, 1-800-789-6771. Please include the Contract number and the Owner’s name. You may also contact us through our web site, www.annuityinvestors.com.

EXPENSE TABLES

These tables describe the fees and expenses that you will pay when you buy, hold or withdraw amounts from the Contract.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw amounts from the Contract, surrender the Contract, transfer cash value between investment options or borrow money under the Contract. Premium taxes may also be deducted.

Contract Owner Transaction Expenses

Maximum Contingent Deferred Sales Charge (as a percentage of purchase payments only)	7%
Maximum Transfer Fee, Maximum Automatic Transfer Fee, Maximum Systematic Withdrawal Fee	$30
Current Transfer Fee (applies to transfers in excess of 12 in any contract year)	$25
Loan Interest Spread*	3%

* The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to that portion of the Contract used to secure the loan.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Fee	$25

Separate Account Annual Expenses

(as a percentage of the average value of the Owner’s interest in the Subaccount)

	Standard Contracts	Enhanced Contracts
Mortality and Expense Risk Charge	1.25%	0.95%
Administration Charge	0.00%	0.00%

Total Separate Account Annual Expenses	1.25%	0.95%

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, including management fees, distribution and service (12b-1) fees, and other expenses prior to any fee waiver or expense reimbursement)

	Minimum	Maximum
Prior to any fee waiver or expense reimbursement *	0.26%	1.10%
After reimbursement of contractual expenses **	0.26%	1.09%

* The expenses are shown for the year ended December 31, 2004, and do not reflect any fee waiver or expense reimbursements.

** The advisors and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2006. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

Portfolio Annual Expenses (Before Expense Reimbursement)

			Total Annual
Portfolio Without Service Fees	Management Fees	Other Expenses	Expenses(1)
AIM V.I. Capital Development Fund-Series I Shares(2)	0.75	0.35	1.10
AIM V.I. Government Securities Fund-Series I Shares(3)	0.47	0.40	0.87
AIM V.I. Premier Equity Fund-Series I Shares	0.61	0.30	0.91
American Century VP Large Company Value Fund-Class I Shares(4)	0.90	—	0.90
American Century VP Mid-Cap Value Fund-Class I Shares(4)	1.00	—	1.00
American Century VP Ultra® Fund-Class I Shares(4)	1.00	—	1.00
American Century VP VistaSM Fund-Class I Shares(4)	1.00	—	1.00
Dreyfus IP Technology Growth Portfolio-Initial Shares	0.75	0.10	0.85
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	0.75	0.07	0.82
Dreyfus Stock Index Fund, Inc.-Initial Shares	0.25	0.01	0.26
Dreyfus VIF Appreciation Portfolio-Initial Shares	0.75	0.04	0.79
Dreyfus VIF Developing Leaders Portfolio-Initial Shares	0.75	0.04	0.79
Dreyfus VIF Growth and Income Portfolio-Initial Shares(5)	0.75	0.07	0.82
Dreyfus VIF Money Market Portfolio	0.50	0.10	0.60
Janus Aspen Series Balanced Portfolio-Institutional Shares	0.55	0.01	0.56
Janus Aspen Series Forty Portfolio-Institutional Shares(6)	0.64	0.02	0.66
Janus Aspen Series Mid Cap Growth Portfolio Institutional Shares	0.64	0.01	0.65
Mercury Basic Value V.I. Fund-Class I	0.60	0.06	0.66
Mercury Domestic Money Market V.I. Fund-Class I	0.50	0.07	0.57
Mercury Global Allocation V.I. Fund-Class I	0.65	0.11	0.76
Mercury High Current Income V.I. Fund-Class I	0.48	0.09	0.57
Oppenheimer Capital Appreciation Fund VA-Initial Shares	0.64	0.02	0.66
Oppenheimer Main Street Fund®/VA-Initial Shares	0.66	0.01	0.67
Scudder VIT Small Cap Index Fund-Class A	0.35	0.13	0.48
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I(7)	0.38	0.32	0.70
Van Kampen UIF U.S. Mid Cap Value Portfolio-Class I(7)	0.72	0.30	1.02
Van Kampen UIF U.S. Real Estate Portfolio-Class I(7)	0.76	0.26	1.02

		12b-1		Total Annual
Portfolio with Service Fees	Management Fees	Fees	Other Expenses	Expenses(1)
Janus A.S. International Growth Portfolio Service Shares	0.64	0.25	0.04	0.93
PIMCO High Yield Portfolio-Administrative Class(8)	0.25	0.15	0.35	0.75
PIMCO Real Return Portfolio-Administrative Class(9)	0.25	0.15	0.25	0.65

(1) Data for each Portfolio are for its fiscal year ended December 31, 2004. Actual expenses in future years may be higher or lower. Portfolios may have agreements with their advisors to cap or waive fees, and/or to reduce or waive expenses or to reimburse expenses. The specific terms of such waivers, reductions, or reimbursements are discussed in the Portfolio prospectuses. The net fees and expenses for Portfolios with such agreements are as follows:

		Other	Total Annual
Portfolio	Management Fees	Expenses	Expenses
AIM V.I. Capital Development Fund (10)	0.75	0.34	1.09
Scudder VIT Small Cap Index Fund(11)	0.35	0.10	0.45

(2) Effective January 1, 2005 through June 30, 2006, the advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement.

(3) Other expenses includes interest expense of 0.09%.

(4) Other expenses, which include the fees and expenses of the fund’s independent directors and their legal counsel, as well as interest were less than 0.005% for the most recent fiscal year. See the investment advisor under management for an explanation of strategy assets.

(5) The Dreyfus Corporation has undertaken, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed 1.00%.

(6) Formerly named Capital Appreciation Portfolio.

(7) Expense information has been restated to reflect current fees in effect as of November 1, 2004.

(8) “Other Expenses” include an Administrative Fee of 0.35%.

(9) “Other Expenses” include an Administrative Fee of 0.25%.

(10) The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest ; (iii) taxes; (iv) dividend expense of short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expenses offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.

(11) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45%.

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (described in the first table), the annual contract maintenance fee and the Separate Account expenses (described in the second table), and Portfolio fees and expenses (described in the third table).

These examples assume you invest $10,000 in a Standard Contract for the time periods indicated, and that your investment has a 5% return each year. The examples also assume either the maximum or the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum	953	1,317	1,765	3,517
Minimum	868	1,044	1,282	2,400

(2)	If you annuitize your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum	253	817	1,465	3,517
Minimum	168	544	982	2,400

(3)	If you do not surrender your Contract:

	1 year	3 years	5 years	10 years
Maximum	253	817	1,465	3,517
Minimum	168	544	982	2,400

CONDENSED FINANCIAL INFORMATION

Standard	Standard	Enhanced	Enhanced
Accumulation	Accumulation	Accumulation	Accumulation
Unit Value	Units Outstanding	Unit Value	Units Outstanding	Year
AIM V.I. Capital Development Fund-Series I Shares
11.183438	42,840.366	11.306495	3,190.301	12/31/04
9.804995	24,006.771	9.883003	2,147.132	12/31/03
7.334169	9,315.310	7.370640	463.541	12/31/02
9.442643	1,234.008	9.461431	215.954	12/31/01
AIM V.I. Government Securities Fund-Series I Shares
11.365931	70,639.152	11.490908	1,924.645	12/31/04
11.221802	73,318.007	11.310994	1,799.901	12/31/03
11.241738	52,956.035	11.297507	6,716.927	12/31/02
10.385882	5,714.204	10.406491	2,244.875	12/31/01
AIM V.I. Premier Equity Fund-Series I Shares
7.874170	54,552.096	7.960840	4,440.905	12/31/04
7.538570	44,885.065	7.598567	3,913.332	12/31/03
6.102239	32,720.262	6.132598	3,974.692	12/31/02
8.859412	15,980.246	8.877046	1,051.335	12/31/01
The Dreyfus Socially Responsible Growth Fund-Initial Shares
15.283573	362,858.071	15.701924	45,849.785	12/31/04
14.571838	399,688.683	14.925582	58,450.129	12/31/03
11.709016	400,039.410	11.957769	62,353.466	12/31/02
16.685382	434,635.915	16.989241	75,498.440	12/31/01
21.821644	415,642.404	22.152666	68,945.772	12/31/00
24.833578	343,851.835	25.135789	57,588.637	12/31/99
19.329493	229,710.625	19.506808	5,962.423	12/31/98
15.126449	132,957.488	15.220020	5,460.625	12/31/97
11.924561	15,316.028	11.962818	0.000	12/31/96
9.960199	0.000	9.962000	0.000	12/31/95
Dreyfus Stock Index Fund, Inc.-Initial Shares
19.769099	1,028,609.077	20.309843	71,802.646	12/31/04
18.093861	1,061,524.920	18.532770	72,185.196	12/31/03
14.271840	1,048,558.048	14.574778	74,299.938	12/31/02
18.612764	1,109,281.281	18.951395	90,073.242	12/31/01
21.461115	1,057,638.906	21.786366	75,659.669	12/31/00
23.951750	924,662.564	24.242906	65,533.674	12/31/99
20.107787	665,996.241	20.291951	31,533.165	12/31/98
15.879169	324,713.323	15.977173	4,263.339	12/31/97
12.092195	29,203.177	12.130821	600.306	12/31/96
9.992509	0.000	9.994303	0.000	12/31/95

Standard	Standard	Enhanced	Enhanced
Accumulation	Accumulation	Accumulation	Accumulation
Unit Value	Units Outstanding	Unit Value	Units Outstanding	Year
Dreyfus VIF Appreciation Portfolio-Initial Shares
19.813787	625,853.345	20.355700	43,362.314	12/31/04
19.100406	657,678.472	19.563663	50,653.711	12/31/03
15.960299	649,672.388	16.299009	52,178.863	12/31/02
19.403096	653,512.152	19.756078	70,468.321	12/31/01
21.663935	630,679.897	21.992256	58,665.356	12/31/00
22.077832	636,602.361	22.346248	49,797.736	12/31/99
20.056205	445,340.210	20.239919	20,198.098	12/31/98
15.594553	247,118.575	15.690822	3,990.613	12/31/97
12.330543	33,424.286	12.369954	313.603	12/31/96
9.944353	0.000	9.946124	0.000	12/31/95
Dreyfus VIF Developing Leaders Portfolio-Initial Shares
16.697603	546,720.794	17.083022	42,053.196	12/31/04
15.186341	560,122.890	15.490036	39,500.322	12/31/03
11.675766	525,168.199	11.874026	39,239.004	12/31/02
14.617148	497,011.585	14.821220	44,803.439	12/31/01
15.765516	449,398.069	15.937892	33,560.989	12/31/00
14.087437	387,630.477	14.199368	26,586.049	12/31/99
11.582209	256,140.224	11.639676	13,863.364	12/31/98
12.145032	86,150.930	12.169119	1,993.698	12/31/97
Dreyfus VIF Growth & Income Portfolio-Initial Shares
12.648851	264,411.535	12.940763	19,166.753	12/31/04
11.918628	281,917.872	12.156933	19,921.405	12/31/03
9.534145	285,588.684	9.695996	21,222.738	12/31/02
12.927945	291,697.672	13.108367	27,413.238	12/31/01
13.903391	285,476.574	14.055363	13,601.800	12/31/00
14.629800	219,498.240	14.746030	14,428.292	12/31/99
12.672693	153,859.242	12.735544	11,391.202	12/31/98
11.475350	48,865.286	11.498113	5.708	12/31/97
Mercury Basic Value V.I. (formerly Merrill Lynch Basic Value V.I.) Fund-Class I
25.019821	262,502.094	25.704081	11,573.538	12/31/04
22.810796	235,405.286	23.364000	13,652.698	12/31/03
17.334671	224,789.902	17.702540	14,468.372	12/31/02
21.343769	220,538.862	21.732023	16,787.723	12/31/01
20.729966	196,483.457	21.044114	12,705.603	12/31/00
18.631352	194,136.375	18.857875	12,441.652	12/31/99
15.575121	154,675.988	15.717824	7,075.336	12/31/98
14.408954	68,181.594	14.497904	2,123.159	12/31/97
12.094664	6,820.503	12.133299	96.296	12/31/96
10.147434	0.000	10.149258	0.000	12/31/95
Mercury Domestic Money Market V.I. (formerly Merrill Lynch Domestic Money Market V.I.) Fund-Class I
1.219719	950,106.475	1.247735	131,649.002	12/31/04
1.223020	929,646.597	1.248072	128,532.953	12/31/03
1.228164	1,036,231.114	1.250296	97,349.642	12/31/02
1.225846	1,058,892.677	1.245058	94,401.066	12/31/01
1.200162	726,382.977	1.216437	37,291.543	12/31/00
1.153121	1,221,067.482	1.166484	27,497.780	12/31/99
1.118170	876,845.270	1.128613	15,490.877	12/31/98
1.079946	697,535.841	1.087469	10,686.456	12/31/97
1.041216	325,331.820	1.045819	1,260.991	12/31/96
1.002475	0.000	1.002655	0.000	12/31/95
Mercury Global Allocation V.I. (formerly Merrill Lynch Global Allocation V.I.) Fund-Class I
17.628189	65,889.091	18.110453	4,196.276	12/31/04
15.606859	43,963.575	15.985507	4,229.105	12/31/03
11.731935	32,762.255	11.981005	3,327.903	12/31/02
12.932132	28,565.341	13.167527	3,198.649	12/31/01
14.367468	29,249.252	14.585352	2,633.287	12/31/00
16.095271	26,916.938	16.291055	1,651.544	12/31/99
13.426667	25,160.717	13.549756	1,230.646	12/31/98
12.486612	17,615.512	12.563763	1,186.434	12/31/97
11.294096	2,114.707	11.330202	30.061	12/31/96
10.105242	0.000	10.107054	0.000	12/31/95
Mercury High Current Income V.I. (formerly Merrill Lynch High Current Income V.I.) Fund-Class I
15.651303	121,511.004	16.070770	7,499.769	12/31/04
14.173673	122,975.371	14.509685	6,800.426	12/31/03
11.201432	121,073.352	11.433041	4,653.273	12/31/02
11.510137	128,766.852	11.713319	4,231.419	12/31/01
11.205014	130,314.034	11.368852	4,037.599	12/31/00
12.209776	132,170.589	12.351694	4,084.927	12/31/99
11.667978	119,716.657	11.768629	3,945.423	12/31/98
12.189961	65,756.981	12.258690	1.036.359	12/31/97
11.119068	6,837.357	11.148637	255.389	12/31/96
10.118436	0.000	10.120248	0.000	12/31/95
Janus Aspen Series Balanced Portfolio-Institutional Shares
23.689025	1,020,343.597	24.337277	141,210.654	12/31/04
22.103519	1,119,774.823	22.639931	167,518.765	12/31/03
19.622780	1,204,456.110	20.039462	181,043.972	12/31/02
21.236842	1,333,874.478	21.623493	260,316.867	12/31/01
22.556000	1,299,159.372	22.898189	249,152.202	12/31/00
23.368428	1,127,059.575	23.652829	201,049.216	12/31/99
18.665828	765,170.784	18.837059	12,092.854	12/31/98
14.073772	409,917.307	14.160835	8,896.063	12/31/97
11.670308	49,603.384	11.707739	1,024.467	12/31/96
10.171211	0.000	10.173040	0.000	12/31/95
Janus Aspen Series Forty (formerly Capital Appreciation) Portfolio-Institutional Shares
9.585912	381,221.155	9.749062	25,062.705	12/31/04
8.210347	411,653.808	8.324912	28,721.754	12/31/03
6.896673	401,314.243	6.972208	34,443.755	12/31/02
8.280678	362,749.000	8.346510	40,351.889	12/31/01
10.704994	276,170.515	10.757867	24,388.247	12/31/00
13.247549	87,500.549	13.273610	9,739.872	12/31/99

Standard	Standard	Enhanced	Enhanced
Accumulation	Accumulation	Accumulation	Accumulation
Unit Value	Units Outstanding	Unit Value	Units Outstanding	Year
Janus Aspen Series International Growth Portfolio-Service Shares
9.523018	49,157.706	9.627805	2,627.058	12/31/04
8.125022	28,887.355	8.189672	1,652.746	12/31/03
6.114832	16,350.309	6.145252	1,400.690	12/31/02
8.339414	667.414	8.356012	262.813	12/31/01
Janus Aspen Series Mid Cap Growth Portfolio-Institutional Shares
16.447143	528,762.303	16.897452	32,913.408	12/31/04
13.793001	557,022.449	14.127926	35,727.584	12/31/03
10.336855	555,763.371	10.556531	38,583.187	12/31/02
14.523289	546,207.775	14.787902	48,050.435	12/31/01
24.288229	482,982.098	24.656732	55,598.655	12/31/00
36.068642	396,557.687	36.507307	23,143.865	12/31/99
16.201176	276,028.214	16.349773	3,311.189	12/31/98
12.217744	207,227.419	12.293313	1,754.459	12/31/97
10.979832	52,219.342	11.015008	1,910.271	12/31/96
10.299246	0.000	10.301075	0.000	12/31/95

Standard	Standard	Enhanced	Enhanced
Accumulation	Accumulation	Accumulation	Accumulation
Unit Value	Units Outstanding	Unit Value	Units Outstanding	Year
Scudder VIT Small Cap Index Fund-Class A
14.666441	55,658.873	14.915983	8,364.952	12/31/04
12.612134	52,772.478	12.788062	4,984.431	12/31/03
8.720926	27,311.752	8.816430	2,520.921	12/31/02
11.118707	22,866.676	11.207088	1,872.634	12/31/01
11.030253	16,764.780	11.084755	1,195.443	12/31/00
11.617671	8,647.306	11.640544	691.364	12/31/99
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I
14.874084	233,218.393	15.217274	16,954.874	12/31/04
14.431713	219,636.273	14.720184	21,006.051	12/31/03
13.964428	178,024.707	14.201357	24,714.435	12/31/02
13.173691	145,193.003	13.357514	29,266.032	12/31/01
12.201975	93,917.861	12.335393	21,888.742	12/31/00
11.121384	99,847.422	11.209782	22,325.689	12/31/99
11.446708	67,599.236	11.503500	706.067	12/31/98
10.740991	7,144.949	10.762308	0.000	12/31/97
Van Kampen UIF U.S. Real Estate Portfolio-Class I
26.142418	128,825.204	26.745622	12,107.758	12/31/04
19.408863	119,515.647	19.796868	10,873.991	12/31/03
14.290620	114,756.919	14.533174	12,428.315	12/31/02
14.584113	92,598.879	14.787690	8,156.784	12/31/01
13.444286	74,575.394	13.591315	4,094.526	12/31/00
10.529927	75,971.027	10.613648	2,732.297	12/31/99
10.820841	61,094.222	10.874562	365.320	12/31/98
12.291156	19,438.406	12.315552	0.000	12/31/97

The above table gives year-end Accumulation Unit Information for each Subaccount from the end of the year of inception to December 31, 2004. This information should be read in conjunction with the Separate Account financial statements, including the notes to those statements. The beginning Accumulation Unit value for each Subaccount other than the Mercury Domestic Money Market V.I. Fund Subaccount and the Dreyfus VIF Money Market Portfolio Subaccount was 10.000000 as of December 7, 1995 (the Separate Account commencement date), or as of May 1, 1997 (the effective date of the Subaccounts), for the Van Kampen UIF Core Plus Fixed Income Portfolio Subaccount, the Van Kampen UIF U.S. Real Estate Portfolio Subaccount and for the Dreyfus VIF Portfolio Subaccounts (other than the Dreyfus VIF Money Market Portfolio Subaccount), or as of May 1, 1999 (the effective date of the Subaccounts) for Janus Aspen Series Forty Portfolio Subaccount, and the Scudder VIT Small Cap Index Fund Subaccount, or as of May 1, 2001 (the effective date of the Subaccounts) for the Janus Aspen International Growth Portfolio Subaccount, AIM V.I. Government Securities Fund Subaccounts. The beginning Accumulation Unit Value for the Mercury Domestic Money Market V.I. Fund Subaccount was 1.000000 as of December 7, 1995.

Financial Statements

The financial statements and reports of independent auditors for the Company and for the Separate Account are included in the Statement of Additional Information.

Performance Information

From time to time, the Company may advertise yields and/or total returns for the Subaccounts. These figures are based on historical information and are not intended to indicate future performance. Performance data and a more detailed description of the methods used to determine yield and total return are included in the Statement of Additional Information.

Yield Data

The “yield” of the money market Subaccount refers to the annualized income generated by an investment in that Subaccount over a specified seven-day period. The “effective yield” of the money market Subaccount is the same as the “yield” except that it assumes reinvestment of the income earned in that Subaccount. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Company only advertises yields for the money market Subaccount.

Total Return Data

The Company may advertise two types of total return data: “average annual total return” and “cumulative total return.” Average annual total return is presented in both standardized and non-standardized form. “Standardized” total return data reflects the deduction of all charges that apply to all Contracts of that type, except for premium taxes. The CDSC reflected in standardized total return is the percentage CDSC that would apply at the end of the period presented, assuming the purchase payment was received on the first day of the period presented. “Non-standardized” total return data does not reflect the deduction of CDSCs and contract maintenance fees. Cumulative total return data is currently presented only in non-standardized form. Total return data that does not reflect the CDSC and other charges will be higher than the total return realized by an investor who incurs the charges.

“Average annual total return” is either hypothetical or actual return data that reflects performance of a Subaccount for a one-year period or for an average of consecutive one-year periods. If average annual total return data is hypothetical, it reflects performance for a period of time before the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, average annual total return will be presented for these periods, although other periods may be presented as well.

“Cumulative total return” is either hypothetical or actual return data that reflects the performance of a Subaccount from the beginning of the period presented to the end of the period presented. If cumulative total return data is hypothetical, it reflects performance for a period of time before the Subaccount commenced operations.

Other Performance Measures

The Company may include in reports and promotional literature rankings of the Subaccounts, the Separate Account or the Contracts, as published by any service, company, or person who ranks separate accounts or other investment products on overall performance or other criteria. Examples of companies that publish such rankings are Lipper Analytical Services, Inc., VARDS, IBC/Donoghue’s Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor’s Indices, Dow Jones Industrial Average, and Morningstar.

The Company may also:

•	compare the performance of a Subaccount with applicable indices and/or industry averages;

•	present performance information that reflects the effects of tax-deferred compounding on Subaccount investment returns;

•	compare investment return on a tax-deferred basis with currently taxable investment return;

•	illustrate investment returns by graphs, charts, or otherwise.

PORTFOLIOS

The Separate Account currently offers the following Subaccounts, each of which is invested in a Portfolio with its own investment objectives and policies. The current Portfolio prospectuses, which accompany this prospectus, contain additional information concerning the investment objectives and policies of each Portfolio, the investment advisory services and administrative services of each Portfolio and the charges of each Portfolio. There is no assurance that the Portfolios will achieve their stated objectives. You should read the Portfolio prospectuses carefully before making any decision concerning the allocation of purchase payments to, or transfers among, the Subaccounts.

All dividends and capital gains distributed by the Portfolios are reinvested in the Separate Account and reflected in Accumulation Unit Values. Portfolio dividends and net capital gains are not distributed to Owners.

The SEC does not supervise the management or the investment practices and/or policies of any of the Portfolios. The Portfolios are available only through insurance company separate accounts and certain qualified retirement plans. Though a Portfolio may have a name and/or investment objectives which are similar to those of a publicly available mutual fund, and/or may be managed by the same investment advisor that manages a publicly available mutual fund, the performance of the Portfolio is entirely independent of the performance of any publicly available mutual fund. Neither the Company nor the Portfolios make any representations or assurances that the investment performance of any Portfolio will be the same or similar to the investment performance of any publicly available mutual fund.

Portfolio / Advisor	Investment Objective / Strategy

AIM Variable Insurance Funds

AIM V.I. Capital Development Fund — Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is long-term growth of capital. The fund seeks to meet its objective by investing primarily in securities, including common stocks, convertible securities and bonds, of small- and medium-sized companies. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Government Securities Fund — Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. The fund seeks to meet its objective by investing normally, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued, guaranteed or otherwise backed by the U.S. Government. In complying with this 80% investment requirement, the fund’s investments may include investments in synthetic instruments. The fund may invest in securities of all maturities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. The fund may also invest up to 20% of its net assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

AIM V.I. Premier Equity Fund - Series I Shares Advisor — A I M Advisors, Inc.	The fund’s investment objective is to achieve long-term growth of capital. Income is a secondary objective. The fund seeks to meet its objectives by investing, normally, at least 80% of its net assets, plus the amount of any borrowings, for investment purposes, in equity securities, including convertible securities. In managing the fund, the advisor diversifies the investment portfolio among the core, growth and value equity investment disciplines to construct a single, core investment portfolio. The fund may invest in preferred stocks and debt instruments that have prospects for growth of capital. The fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

Portfolio / Advisor	Investment Objective / Strategy

American Century ® Variable Portfolios, Inc.

American Century VP Large Company Value Fund Portfolios, Inc. — Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. In selecting stocks for the Fund, its managers look for companies whose stock price may not reflect the companies’ value. The managers attempt to purchase the stocks of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

The Fund invests primarily in larger companies. Under normal market conditions, the Fund will have at least 80% of its assets in equity securities of companies comprising the Russell 1000® Index.

American Century VP Mid Cap Value Fund — Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Its managers look for stocks of companies that they believe are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold them until they have returned to favor in the market and their stock prices have gone up. The Fund will invest at least 80% of its assets in securities of companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies. The managers intend to manage the Fund so that its weighted capitalization falls within the capitalization range of the members of the Russell Midcap® Index.

American Century VP Ultra® Fund — Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term growth. Its managers look for stocks of large companies they believe will increase in value over time using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

American Century VP Vista SM Fund — Class I Shares Advisor — American Century Investment Management, Inc.	The Fund seeks long-term capital growth. Its managers look for stocks of medium-sized and smaller companies they believe will increase in value over time, using a growth investment strategy developed by American Century. This strategy looks for companies with earnings and revenues that are not only growing, but growing at a successively faster, or accelerating pace. This strategy is based on the premise that, over the long term, the stocks of companies with accelerating earnings and revenues have a greater-than-average chance to increase in value.

Dreyfus Portfolios

Dreyfus Investment Portfolio Technology Growth Portfolio — Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks capital appreciation. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.

The Dreyfus Socially Responsible Growth Fund, Inc. — Initial Shares Advisor — The Dreyfus Corporation	The Dreyfus Socially Responsible Growth Fund, Inc. seeks to provide capital growth with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that Dreyfus believes meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Portfolio / Advisor	Investment Objective / Strategy

Dreyfus Stock Index Fund, Inc. — Initial Shares Advisor — The Dreyfus Corporation Index Manager — Mellon Equity Associates (an affiliate of Dreyfus)	The Dreyfus Stock Index Fund, Inc. seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.

Dreyfus Variable Investment Fund (“VIF”) Appreciation Portfolio — Initial Shares Advisor — The Dreyfus Corporation Sub-Advisor — Fayez Sarofim & Co.	The VIF Appreciation Portfolio seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the portfolio invests at least 80% of its assets in common stocks. The portfolio focuses on “blue chip” companies with total market values of more than $5 billion at the time of purchase including multinational companies.

Dreyfus Variable Investment Fund (“VIF”) Developing Leaders Portfolio — Initial Shares Advisor — The Dreyfus Corporation	The portfolio seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: those characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in market capitalizations of less than $2 billion at the time of purchase.

Dreyfus Variable Investment Fund (“VIF”) Growth and Income Portfolio — Initial Shares Advisor — The Dreyfus Corporation	The VIF Growth and Income Portfolio seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue these goals, the portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund (“VIF”) Money Market Portfolio Advisor — The Dreyfus Corporation	The VIF Money Market Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This portfolio invests in a diversified portfolio of high quality short-term debt securities. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

FAM Variable Series Funds, Inc.

Mercury Basic Value V.I. (formerly Merrill Lynch Basic Value V.I.) Fund Advisor — Merrill Lynch Investment Managers, L.P. (d/b/a Mercury Advisors)	The investment objective of the Basic Value V.I. Fund is to seek capital appreciation and, secondarily, income by investing primarily in stocks that Portfolio management believes are undervalued and therefore represent basic investment value. The Portfolio seeks opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor considerations. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. See the attached prospectus for more information regarding the Portfolio.

Mercury Domestic Money Market V.I. (formerly Merrill Lynch Domestic Money Market V.I.) Fund Advisor — Merrill Lynch Investment Managers, L.P. (d/b/a Mercury Advisors)	The investment objective of the Domestic Money Market V.I. Fund is to seek preservation of capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. The Portfolio’s goals are to produce current income while attempting to maintain a share value of $1.00. See the attached prospectus for more information regarding the Portfolio.

Mercury Global Allocation V.I. (formerly Merrill Lynch Global Allocation V.I.) Fund Advisor — Merrill Lynch Investment Managers, L.P. (d/b/a Mercury Advisors)	The investment objective of the Global Allocation V.I. Fund is to seek high total investment return by investing primarily in a portfolio of equity, fixed income, and money market securities, including convertible securities, of U.S. and Foreign issuers. The Portfolio seeks to achieve its objective by investing primarily in securities of government and corporate issuers located in the U.S., Canada, Western Europe, the Far East Australia, and Latin America. In selecting equity investments, the Fund primarily seeks securities that management believes to be under valued. The Fund may buy debt securities of varying maturities and qualities, including “junk” bonds. The Fund may also invest in certain types of derivatives. Investing on an international basis involves special considerations. See the attached prospectus for more information regarding the Portfolio.

Mercury High Current Income V.I. (formerly Merrill Lynch High Current Income V.I.) Fund Advisor — Merrill Lynch Investment Managers, L.P. (d/b/a Mercury Advisors)	The primary investment objective of the High Current Income V.I. Fund is to obtain a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio primarily invests in fixed-income securities with lower credit quality, which means equivalent to or below the fourth highest rating level of recognized rating agencies, or in unrated securities of comparable quality. Also known as “junk bonds,” investments in these securities entail relatively greater risk of loss of income or principal. An investment in this Portfolio may not be appropriate as the exclusive investment to fund a contract. See the attached prospectus for more information regarding the Portfolio.

Janus Aspen Series

Janus Aspen Series Balanced Portfolio — Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Series Forty (formerly Capital Appreciation) Portfolio — Institutional Shares Advisor — Janus Capital Management LLC	This non-diversified portfolio seeks long-term growth of capital by investing primarily in a core group of 20-40 common stocks selected for their growth potential. The portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Series International Growth Portfolio — Service Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities from at least five different countries, excluding the United States. International investing may present special risks, including currency fluctuations and social and political developments.

Janus Aspen Series Mid Cap Growth Portfolio — Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term capital growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 80% of its net assets in medium-sized companies.

Portfolio / Advisor	Investment Objective / Strategy
Janus Aspen Series Mid Cap Growth Portfolio — Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital by investing primarily in common stocks selected for their growth potential, and normally invests at least 80% of its net assets in medium-sized companies.

Portfolio / Advisor	Investment Objective / Strategy
Oppenheimer Variable Account Funds

Oppenheimer Capital Appreciation Fund/VA — Initial Series Advisor — OppenheimerFunds	The Fund seeks capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Main Street Fund®/ VA — Initial Series Advisor — OppenheimerFunds	The Fund seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities.

PIMCO Variable Insurance Trust

PIMCO VIT High Yield Portfolio — Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio invests at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality. Effective June 1, 2004, the High Yield Portfolio’s quality guideline will change, permitting the Portfolio to invest in securities with lower-quality credit ratings. Under the new guidelines, the Portfolio will invest at least 80% of its assets in a diversified portfolio of high yield securities rated below investment grade but rated at least Caa (subject to a maximum of 5% of total assets in securities rated Caa) by Moody’s or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

PIMCO VIT Real Return Portfolio — Administrative Class Advisor — Pacific Investment Management Company LLC	The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management. The Portfolio invests under normal circumstances at least 80%of its assets in inflation-indexed bonds of varying maturities issued by the U. S. and non-U. S. governments, their agencies or government-sponsored enterprises and corporations.

Scudder VIT Funds

Scudder VIT Small Cap Index Fund — Class A(1) Advisor — Deutsche Asset Management, Inc.	Investments in small-size company stocks generally carry greater risks than are typically associated with larger companies for various reasons such as steeper price fluctuations, narrower markets, limited financial resources, and less liquid stock. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. There is no guarantee that the Fund will be able to mirror the Russell 2000 Index closely enough to track its performance.

“Russell 2000®” is a trademark of the Frank Russell Company and has been licensed for use by the VIT Small Cap Index Fund’s investment advisor. It is not possible to invest directly in the index.

(1) Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Portfolio / Advisor	Investment Objective / Strategy
Van Kampen-The Universal Institutional Funds, Inc.

Van Kampen UIF Core Plus Fixed Income Portfolio — Class I Adviser — Van Kampen(1)	The investment objective of the Core Plus Fixed Income Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities. The Portfolio invests primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities. The Portfolio will ordinarily seek to maintain an average weighted maturity in excess of five years. The Portfolio may invest opportunistically in non-dollar-denominated securities and high yield securities (commonly referred to as “junk bonds”).

Van Kampen UIF U.S. Mid Cap Value Portfolio — Class I Adviser — Van Kampen(1)	The investment objective of the Mid Cap Value Portfolio is to seek above-average total return over a market cycle of three to five years by investing primarily in common stocks and equity securities. The Portfolio invests primarily in common stocks of companies traded on a U.S. securities exchange with capitalizations generally in the range of companies included in the Russell Midcap Value Index. The Adviser seeks attractively valued companies experiencing a change that is believed could have a positive impact on a company’s outlook, such as a change in management, industry dynamics or operational efficiency.

Van Kampen UIF U.S. Real Estate Portfolio — Class I Adviser — Van Kampen(1)	The investment objective of the U.S. Real Estate Portfolio is to seek above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs).

(1) Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” serves as the investment advisor to the U.S. Mid Cap Value, Value, Core Plus Fixed Income and U.S. Real Estate Portfolios. Prior to May 1, 2002 Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP), an affiliate of Morgan Stanley Investment Management Inc., served as the investment advisor to the U.S. Mid Cap Value, Value and Core Plus Fixed Income Portfolios.

Additions, Deletions, or Substitutions

The Company may add or delete Subaccounts at any time, or may substitute one Portfolio for another, at any time. The Company does not guarantee that any of the Subaccounts or any of the Portfolios will always be available for allocation of purchase payments or transfers. In the event of any substitution or change, the Company may make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change.

Additions, deletions or substitutions of Subaccounts or Portfolios may be due to an investment decision by the Company, or due to an event not within the Company’s control, such as liquidation of a Portfolio or an irreconcilable conflict of interest between the Separate Account and another insurance company which offers a Portfolio. The Portfolio prospectuses describe the possibility of material conflict of interest in greater detail.

If the Company eliminates a Subaccount or substitutes the shares of another investment company for the shares of any Portfolio, the Company will first obtain approval of the SEC to the extent required by the Investment Company Act of 1940, as amended (“1940 Act”), or other applicable law. The Company will also notify Owners before it eliminates a Subaccount or substitutes a Portfolio.

New Subaccounts may be established when, in the sole discretion of the Company, marketing, tax, investment or other conditions so warrant. Any new Subaccounts will be made available to existing Owners on a basis to be determined by the Company.

If deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more separate accounts.

Voting Rights

To the extent required by law, all Portfolio shares held in the Separate Account will be voted by the Company at regular and special shareholder meetings of the respective Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccount. During the Accumulation Period, the Company will vote Portfolio shares according to instructions of Owners, unless the Company is permitted to vote shares in its own right.

The number of votes that an Owner may vote will be calculated separately for each Subaccount. The number will be determined by applying the Owner’s percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.

The Owner’s percentage interest and the total number of votes will be determined as of the record date established by that Portfolio for voting purposes. Voting instructions will be solicited by written communication in accordance with procedures established by the respective Portfolios.

The Company will vote or abstain from voting shares for which it receives no timely instructions and shares it holds as to which Owners have no beneficial interest (including shares held by the Company as reserves for benefit payments*). The Company will vote or abstain from voting such shares in proportion to the voting instructions it receives from Owners of all Contracts participating in the Subaccount.

Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio. The Portfolios are not required to hold annual or other regular meetings of shareholders.

*	Neither the Owner nor Payee has any interest in the Separate Account during the Benefit Payment Period. Benefit Units are merely a measure of the amount of the payment the Company is obligated to pay on each payment date.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®

The Company is a stock life insurance company incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of variable and fixed annuity policies. The home office of the Company is located at 525 Vine Street, Cincinnati, Ohio 45202.

The Company is a wholly owned subsidiary of Great American Life Insurance Company®, which is a wholly owned subsidiary of Great American Financial Resources®, Inc. (“GAFRI”), a publicly traded insurance holding company (NYSE: GFR). GAFRI is in turn indirectly controlled by American Financial Group, Inc., a publicly traded holding company (NYSE: AFG).

The Company may from time to time publish in advertisements, sales literature and reports to Owners the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s and Fitch. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect A.M. Best Company’s opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Ratings of the Company do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

THE SEPARATE ACCOUNT

The Separate Account was established by the Company on May 26, 1995 as an insurance company separate account under the laws of the State of Ohio pursuant to resolution of the Company’s Board of Directors. The Separate Account is registered with the SEC under the 1940 Act as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account.

The assets of the Separate Account are owned by the Company, but they are held separately from the other assets of the Company. Under Ohio law, the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the Company. Income, gains and losses incurred on the assets in the Separate Account, whether realized or not, are credited to or charged against the Separate Account, without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account maintained by the Company. The assets of the Separate Account will be held for the exclusive benefit of Owners of, and the persons entitled to payment under, the Contracts offered by this prospectus and all other contracts issued by the Separate Account. The obligations under the Contracts are obligations of the Company.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the contracts. Its business address is 525 Vine Street, 7th Floor, Cincinnati, Ohio 45202. GAA is a wholly-owned subsidiary of Great American Financial Resources, Inc. and an affiliate of the Company.

The Contracts are sold by insurance agents who are also registered representatives of (1) GAA or (2) other broker-dealers that have entered into selling agreements with GAA. GAA and the other broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the National Association of Securities Dealers, Inc. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.

The Company pays commissions to GAA for promotion and sale of the contracts. GAA retains the commissions for sales made through one of its registered representatives, or pays the commissions to other broker-dealers for sales made through one of their registered representatives. GAA and the other broker-dealers pay their registered representatives from their own funds.

Commissions paid by the Company are calculated as a percentage of the purchase payments received for a contract or a percentage of the contract value (sometimes called a trail commission). Commissions may also be based on a broker-dealer’s total sales and other performance factors. The Company may pay additional compensation to broker-dealers for other services not directly related to contract sales. Commissions paid on the contracts and payments for other services are not charged directly to you or your contract value, but indirectly through fees and charges imposed under the contracts. If these fees and charges are not sufficient to cover the commissions and other payments, any deficiency will be made up from the Company’s general assets.

Amounts paid by the Company to GAA for 2004, 2003 and 2002 were $569,872, $774,939 and $962,575, respectively, which amount includes compensation related to other contracts issued through Annuity Investors Variable Account A.

CHARGES AND DEDUCTIONS

Charges and Deductions By the Company

There are two types of charges and deductions by the Company. There are charges assessed to the certificates, which are reflected in the Account Value of the certificates, but not in Accumulation Unit Values (or Benefit Unit Values). These charges are the CDSC, the annual certificate maintenance fee, transfer fees, and premium taxes, where applicable. There is also a charge assessed against the Separate Account. This charge is reflected in the Accumulation Unit Values (and Benefit Unit Values) of the Subaccounts. This charge is the mortality and expense risk charge. The Company does not impose an administration charge.

Other than as described below, the Company will never charge more to a certificate than the fees and charges described below, even if its actual expenses exceed the total fees and charges collected. If the fees and charges collected by the Company exceed the actual expenses it incurs, the excess will be profit to the Company and will not be returned to Owners.

The Company reserves the right to increase the amount of the transfer fee in the future, and/or to charge fees for the automatic transfer programs described in the Transfers section of this prospectus, and/or for the systematic withdrawal program described in the Surrenders section of this prospectus, if in the Company’s discretion, it determines such charges are necessary to offset the costs of administering transfers or systematic withdrawals.

Contingent Deferred Sales Charge (“CDSC”)

Purpose of Charge	Offset expenses incurred by the Company in the sale of the Contracts, including commissions paid and costs of sales literature.

Amount of Charge	Up to 7% of each purchase payment depending on number of years elapsed since receipt of the purchase payment.

Number of full years elapsed between date of receipt of purchase payment and date request for surrender received	0	1	2	3	4	5	6	7 or more
CDSC as a percentage of purchase payment surrendered	7%	6%	5%	4%	3%	2%	1%	0%

When Assessed	On partial or full surrenders of purchase payments during Accumulation Period.

Assessed Against What	Purchase payments only, not earnings. See the Surrenders section of this prospectus for information on order of withdrawal of earnings and purchase payments.

Waivers	▪ Free withdrawal privilege. See the Surrenders section for information.

▪ In the Company’s discretion where the Company incurs reduced sales and servicing expenses.

▪ Upon separation from service if Contract issued with employer plan endorsement or deferred compensation endorsement.

▪ If the Contract is issued with a tax-sheltered annuity endorsement (and without an employer plan endorsement): (i) upon separation from service if Owner has attained age 55 and certificate has been in force for at least seven years; or (ii) after certificate has been in force fifteen years or more.

▪ Long-Term Care Waiver Rider. See the Surrenders section for information.

▪ If the Social Security Administration determines after the certificate is issued that the Owner is “disabled” as that term is defined in the Social Security Act of 1935, as amended.

▪ Successor Owner endorsement. See the Account Value section for information.

▪ Where required to satisfy state law.

Certificate Maintenance Fee

Purpose of Charge	Offset expenses incurred in issuing the Contracts and in maintaining the Contracts and the Separate Account.

Amount of Charge	$25.00 per year.

When Assessed	During the Accumulation Period, the charge is deducted on each anniversary of the effective date of the certificate, and at time of full surrender. During the Benefit Payment Period, a portion of the charge is deducted from each variable dollar benefit payment.

Assessed Against What	Amounts invested in the Subaccounts. During the Accumulation Period, the charge is deducted pro rata from the Subaccounts in which the certificate has an interest on the date of the charge. During the Benefit Payment Period, a pro rata portion of the annual charge is deducted from each benefit payment from the variable account. The charge is not assessed against the Fixed Account options.

Waivers	■ In the Company’s discretion where the Company incurs reduced sales and servicing expenses.

■ During the Benefit Payment Period where required to satisfy state law.

Transfer Fee

Purpose of Charge	Offset cost incurred in administering the Contracts.

Amount of Charge	$25 for each transfer in excess of 12 in any certificate year. The Company reserves the right to change the amount of this charge at any time.

When Assessed	During the Accumulation Period.

Assessed Against What	Deducted from amount transferred.

Waivers	Currently, the transfer fee does not apply to transfers associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the 12 free transfers permitted in a certificate year. The Company reserves the right to eliminate this waiver at any time.

Mortality and Expense Risk Charge

Purpose of Charge	Compensation for bearing certain mortality and expense risks under the Contract. Mortality risks arise from the Company’s obligation to pay benefit payments during the Benefit Payment Period and to pay the death benefit. The expense risk assumed by the Company is the risk that the Company’s actual expenses in administering the Contracts and the Separate Account will exceed the amount recovered through the certificate maintenance fees and transfer fees.

Amount of Charge	Daily charge equal to 0.003446% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 1.25%. Contracts with the 1.25% mortality and expense risk charge are referred to as “Standard Contracts.”

When Assessed	During the Accumulation Period, and during the Benefit Payment Period if a variable dollar benefit is elected.

Assessed Against What	Amounts invested in the Subaccounts. Not assessed against the Fixed Account options.

Waivers	When the Company expects to incur reduced sales and servicing expenses, it may issue a Contract with a reduced mortality and expense risk charge. These Contracts are referred to as “Enhanced Contracts.” The mortality and expense risk charge under an Enhanced Contract is a daily charge of 0.002615% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 0.95%.

Premium Taxes

Currently some state governments impose premium taxes on annuity purchase payments. These taxes currently range from zero to 3.5% depending upon the jurisdiction. A federal premium tax has been proposed but not enacted. The Company will deduct any applicable premium taxes from the Account Value either upon death, withdrawal, surrender, annuitization, or at the time purchase payments are made, but no earlier than when the Company incurs a tax liability under applicable law.

Discretionary Waivers of Charges

The Company will look at the following factors to determine if it will waive a charge, in part or in full, due to reduced sales and servicing expenses: (1) the size and type of the group to which sales are to be made; (2) the total amount of purchase payments to be received; and (3) any prior or existing relationship with the Company. The Company would expect to incur reduced sales and servicing expenses in connection with Contracts offered to employees of the Company, its subsidiaries and/or affiliates. There may be other circumstances, of which the Company is not presently aware, which could result in reduced sales and servicing expenses. In no event will the Company waive a charge where such waiver would be unfairly discriminatory to any person.

Expenses of the Portfolios

In addition to charges and deductions by the Company, there are Portfolio management fees and administration expenses which are described in the prospectus and Statement of Additional Information for each Portfolio. The actual Portfolio fees and expenses for the prior calendar year are included in the Expense Tables of this prospectus. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values (or Benefit Unit Values).

THE CONTRACTS

Each Contract is an agreement between the Company and the group Contract Owner. An individual participant under a group Contract will receive a certificate of participation, which is evidence of the participant’s interest in the group Contract. A certificate of participation is not a contract. Values, benefits and charges are calculated separately for each certificate issued under a Contract. The description of Contract provisions in this prospectus applies to the interests of certificate Owners, except where otherwise noted.

Because the Company is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to operate, the availability of certain Contract rights and provisions in a given state may depend on that state’s approval of the Contracts. Where required by state law or regulation, the Contracts will be modified accordingly.

Right to Cancel

Where required by state law, the Owner of a certificate may cancel it before midnight of the twentieth day following the date the Owner receives the certificate. For a valid cancellation, the certificate must be returned to the Company, and written notice of cancellation must be given to the Company, or to the agent who sold the Contract, by that deadline. If mailed, the return of the certificate or the notice is effective on the date it is postmarked, with the proper address and with postage paid. If the Owner cancels the certificate, the certificate will be void and the Company will refund the purchase payment(s) paid for it, plus or minus any investment gains or losses under the Contract as of the end of the Valuation Period during which the returned Contract is received by the Company. When required by state or federal law, the Company will return the purchase payments without any investment gain or loss, during all or part of the right to cancel period. When required by state or federal law, the Company will return the purchase payments in full, without deducting any fees or charges, during the right to cancel period. When required by state law, the right to cancel period may be longer than 20 days. When required by state law, the right to cancel may apply to group contracts. During the right to cancel period specified on the first page of the Contract, the Company reserves the right to allocate all purchase payments to either the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will allocate the Account Value as of the end of the right to cancel period to the Fixed Account options and/or to the Subaccounts in the percentages that the Owner instructed.

Persons With Rights Under a Contract

Owner: The Owner is the person with authority to exercise rights and receive benefits under the Contract (e.g., make allocations among investment options, elect a settlement option, designate the Annuitant, Beneficiary and Payee). An Owner must ordinarily be a natural person, or a trust or other legal entity holding a contract for the benefit of a natural person. Ownership of a non-tax-qualified Contract may be transferred, but transfer may have adverse tax consequences. Ownership of a tax-qualified Contract may not be transferred. Unless otherwise elected or required by law, a transfer of Ownership will not automatically cancel a designation of an Annuitant or Beneficiary or any settlement options election previously made.

Joint Owners: There may be joint Owners of a non-tax-qualified Contract. Joint Owners may each exercise transfer rights and make purchase payment allocations independently. All other rights must be exercised by joint action. A surviving joint Owner who is not the spouse of a deceased Owner may not become a Successor Owner, but will be deemed to be the Beneficiary of the death benefit which becomes payable on the death of the first Owner to die, regardless of any Beneficiary designation.

Successor Owner: The surviving spouse of a deceased Owner may become a Successor Owner if the surviving spouse was either the joint Owner or sole surviving Beneficiary under the Contract. In order for a spouse to become a Successor Owner, the Owner must make an election prior to the Owner’s death, or the surviving spouse must make an election within one year of the Owner’s death.

Annuitant: The Annuitant is the person whose life is the measuring life for life contingent annuity benefit payments. The Annuitant must be the same person as the Owner under a tax-qualified Contract. The Owner may designate or change an Annuitant under a non-tax-qualified Contract. Unless otherwise elected or required by law, a change of Annuitant will not automatically cancel a designation of a Beneficiary or any settlement option election previously made.

Beneficiary: The person entitled to receive the death benefit. The Owner may designate or change the Beneficiary, except that a surviving joint Owner will be deemed to be the Beneficiary regardless of any designation. Unless otherwise elected or required by law, a change of Beneficiary will not automatically cancel a designation of any Annuitant or any settlement option election previously made. If no Beneficiary is designated, and there is no surviving joint Owner, the Owner’s estate will be the Beneficiary. The Beneficiary will be the measuring life for life contingent death benefit payments.

Payee: Under a tax-qualified Contract, the Owner-Annuitant is the Payee of annuity benefits. Under a non-tax-qualified Contract, the Owner may designate the Annuitant or the Owner as the Payee of annuity benefits. Irrevocable naming of a Payee other than the Owner can have adverse tax consequences. The Beneficiary is the Payee of the death benefit.

Assignee: Under a tax-qualified Contract, assignment is not permitted. The Owner of a non-tax-qualified Contract may assign most of his/her rights or benefits under a Contract. Assignment of rights or benefits may have adverse tax consequences.

ACCUMULATION PERIOD

Each Contract allows for an Accumulation Period during which purchase payments are invested according to the Owner’s instructions. During the Accumulation Period, the Owner can control the allocation of investments through transfers or through the following investment programs offered by the Company: dollar cost averaging, portfolio rebalancing and interest sweep. These programs and telephone, facsimile and Internet transfer procedures are described in the Transfers section of this prospectus. The Owner can access the Account Value during the Accumulation Period through surrenders, systematic withdrawal, or contract loans (if available). These withdrawal features are described more fully in the Surrenders and Contract Loans sections of this prospectus.

Account Statements

During the Accumulation Period, the Company will provide a report at least once each certificate year of the certificate’s Account Value, and any other information required by law. The Company will confirm receipt of any purchase payments made after the initial purchase payment in quarterly statements of account activity.

Account Value

The value of a certificate during the Accumulation Period is referred to as the “Account Value.” The Account Value at any given time is the sum of: (1) The value of the Owner’s interest in the Fixed Account options as of that time; and (2) the value of the Owner’s interest in the Subaccounts as of that time. The value of the Owner’s interest in the Subaccounts at any time is equal to the sum of the number of Accumulation Units for each Subaccount attributable to that certificate multiplied by the Accumulation Unit Value for the applicable Subaccount at the end of that Valuation Period. The Account Value at any time is net of any charges, deductions, surrenders, and/or outstanding loans incurred prior to or as of the end of that Valuation Period.

Accumulation Units

Amounts allocated or transferred to a Subaccount are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to the Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the amount allocated is received by the Company, or as of the end of the Valuation Period in which the transfer is made.

Accumulation Units will be canceled as of the end of the Valuation Period during which one of the following events giving rise to cancellation occurs:

•	transfer from a Subaccount

•	full or partial surrender from the Subaccounts

•	payment of a death benefit

•	application of the amounts in the Subaccounts to a settlement option

•	deduction of the certificate maintenance fee

•	deduction of any transfer fee

Successor Owner Endorsement

If the Contract is modified by the Successor Owner endorsement, and the surviving spouse of a deceased Owner becomes a Successor Owner of a certificate, the Account Value will be stepped-up to equal the death benefit which otherwise would have been payable, as of what would have been the Death Benefit Valuation Date. In addition, CDSCs will be waived on the entire stepped-up Account Value as of that date, but will apply to any purchase payments applied to the certificate after that date.

For purposes of determining what would have been the Death Benefit Valuation Date, the election to become Successor Owner will be deemed to be instructions as to the form of death benefit. The election to become Successor Owner must be made within one year of the date of the Owner’s death.

The Successor Owner endorsement may not be available in all states.

Purchase Payments

Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are:

	Tax-Qualified	Non-Tax-Qualified
Minimum initial purchase payment	$2,000	$5,000
Minimum monthly payments under periodic payment program	$50	$100
Minimum additional payments	$50	$50
Maximum single purchase payment	$500,000 or Company approval	$500,000 or Company approval

The Company reserves the right to increase or decrease the minimum allowable initial purchase payment or minimum purchase payment under a periodic payment program, the minimum allowable additional purchase payment, or the maximum single purchase payment at its discretion and at any time, where permitted by law.

Each purchase payment will be applied by the Company to the credit of the Owner’s account. If the application form is in good order, the Company will apply the initial purchase payment to an account for the Owner within two business days of receipt of the purchase payment. If the application form is not in good order, the Company will attempt to get the application form in good order within five business days. If the application form is not in good order at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless he or she specifically gives the Company consent to keep the purchase payment until the application form is in good order. Once the application form is in good order, the purchase payment will be applied to the Owner’s account within two business days.

Each additional purchase payment is credited to a certificate as of the Valuation Date on which the Company receives the purchase payment. If the purchase payment is allocated to a Subaccount, it will be applied at the Accumulation Unit Value calculated at the end of the Valuation Period in which that Valuation Date occurs.

Investment Options-Allocations

Purchase payments can be allocated in whole percentages to any of the available Subaccounts or Fixed Account options. See The Portfolios section of this prospectus for a listing and description of the currently available Subaccounts. The currently available Fixed Account options are:

Fixed Accumulation Account Option
One-Year Guaranteed Interest Rate Option
Three-Year Guaranteed Interest Rate Option
Five-Year Guaranteed Interest Rate Option
Seven-Year Guaranteed Interest Rate Option

The current restrictions on allocations are:

Tax-Qualified and Non-Tax-Qualified

Minimum allocation to any Subaccount	$10

Minimum allocation to fixed accumulation account	$10

Minimum allocation to Fixed Account guarantee period option	$2,000 No amounts may be allocated to a fixed guarantee period option, which would extend beyond the Owner’s 85th birthday or five years after the effective date of the certificate, if later.

Allocation during right to cancel period	No current restrictions, however, the Company reserves the right to require that purchase payment(s) be allocated to the money market Subaccount or to the Fixed Accumulation Account option during the right to cancel period, if any.

Interests in the Fixed Account options are not securities and are not registered with the SEC. Amounts allocated to the Fixed Account options will receive a stated rate of interest of at least 3% per year. Amounts allocated to the Fixed Account options and interest credited to the Fixed Account options are guaranteed by the Company. Interests in the Subaccounts are securities registered with the SEC. The Owner bears the risk of investment gain or loss on amounts allocated to the Subaccounts.

Principal Guarantee Program

An Owner may elect to have the Company allocate a portion of a purchase payment to the seven-year guaranteed interest rate option such that, at the end of the seven-year guarantee period, that account will grow to an amount equal to the total purchase payment (so long as there are no surrenders or loans from the certificate). The Company determines the portion of the purchase payment that must be allocated to the seven-year guarantee option such that, based on the interest rate then in effect, that account will grow to equal the full amount of the purchase payment after seven years. The remainder of the purchase payment will be allocated according to the Owner’s instructions. The minimum purchase payment eligible for the principal guarantee program is $5,000.

Renewal of Fixed Account Guarantee Options

At the end of a guarantee period, and for 30 days preceding the end of such guarantee period, the Owner may elect to allocate the amount maturing to any of the available investment options under the certificate. If the Owner does not make a reallocation election, the amount maturing will be allocated to the guarantee period option with the same number of years as the period expiring, or the next shortest period as may be required to comply with the restriction on allocation to guarantee period options as described in the Investment Options-Allocations section of this prospectus. If no guarantee period is available due to this restriction, the amount maturing will be allocated to the Fixed Accumulation Account option.

Transfers

During the Accumulation Period, an Owner may transfer amounts among Subaccounts, among Fixed Account options, and/or between Subaccounts and Fixed Account options.

The current restrictions on transfers are:

Tax-Qualified and Non-Tax-Qualified

Minimum transfer from any Subaccount	$500 or balance of Subaccount, if less

Minimum transfer from Fixed Account option	$500 or balance of Fixed Account option, if less

Minimum transfer to Fixed Account guarantee period option	$2,000 No amounts may be transferred to a guarantee period option which would extend beyond the Owner’s 85th birthday or five years after the effective date of the certificate, if later.

Maximum transfer from Fixed Account option other than Fixed Account guarantee period option which is maturing	During any certificate year, 20% of the Fixed Account option’s value as of the most recent certificate anniversary.

Transfers from Fixed Account options	•	May not be made prior to first certificate anniversary.
	•	Amounts transferred from Fixed Account options to Subaccounts may not be transferred back to Fixed Account options for a period of six months from the date of the original transfer.

A transfer is effective on the Valuation Date during which the Company receives the request for transfer, and will be processed at the Accumulation Unit Value for the end of the Valuation Period in which that Valuation Date occurs.

Automatic Transfer Programs

During the Accumulation Period, the Company offers the automatic transfer services described below. To enroll in one of these programs, you will need to complete the appropriate authorization form, which you can obtain from the Company by calling 1-800-789-6771.

Currently, the transfer fee does not apply to dollar cost averaging, portfolio rebalancing, or interest sweep transfers, and transfers under these programs will not count toward the twelve transfers permitted under a certificate without a transfer fee charge. However, the Company reserves the right to impose a fee in such amount as the Company may then determine to be reasonable for participation in automatic transfer programs.

Minimum Account
Service	Description	Requirements	Limitations/Notes
Dollar Cost Averaging
There are risks involved in switching between investments available under the Contract. Dollar cost averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. You should consider your financial ability to continue dollar cost averaging transfers through periods of changing price levels.
	Automatic transfers from the money market Subaccount to any other Subaccount(s), or from the Fixed Accumulation Account option to any Subaccount(s), on a monthly or quarterly basis.	Source of funds must be at least $10,000. Minimum transfer per month is $500. When balance of source of funds falls below $500, entire balance will be allocated according to dollar cost averaging instructions.	Dollar cost averaging transfers may not be made to any of the Fixed Account options. The dollar cost averaging transfers will take place on the last Valuation Date of each calendar month or quarter as requested by the Owner.

Minimum Account
Service	Description	Requirements	Limitations/Notes
Portfolio Rebalancing	Automatically transfer amounts between the Subaccounts and the Fixed Accumulation Account option to maintain the percentage allocations selected by the Owner.	Minimum Account Value of $10,000.	Transfers will take place on the last Valuation Date of each calendar quarter. Portfolio rebalancing will not be available if the dollar cost averaging program or an interest sweep from the Fixed Accumulation Account option is being utilized.

Interest Sweep	Automatic transfers of the income from any Fixed Account option(s) to any Subaccount(s).	Balance of each Fixed Account option selected must be at least $5,000. Maximum transfer from each Fixed Account option selected is 20% of such Fixed Account option’s value per year. Amounts transferred under the interest sweep program will reduce the 20% maximum transfer amount otherwise allowed.	Interest sweep transfers will take place on the last Valuation Date of each calendar quarter. Interest sweep is not available from the Seven-Year Guaranteed Interest Rate Option if the Principal Guarantee Program is selected.

Termination of Automatic Transfer Programs

The Owner may terminate any of the automatic transfer programs at any time, but must give the Company at least 30 days’ notice to change any automatic transfer instructions that are already in place. Termination and change instructions will be accepted by U.S. or overnight mail, or by facsimile at 513-412-3766. The Company may terminate, suspend or modify any aspect of the automatic transfer programs described above without prior notice to Owners, as permitted by applicable law. Any such termination, suspension or modification will not affect automatic transfer programs already in place.

The Company may also impose an annual fee or increase the current annual fee, as applicable, for any of the foregoing automatic transfer programs in such amount(s) as the Company may then determine to be reasonable for participation in the program. The maximum amount of the annual fee that would be imposed for participating in each automatic transfer program is $30.

Telephone, Facsimile or Internet Transfers

Currently, instead of placing a request in writing, an Owner may place a request for all or part of the Account Value to be transferred by telephone, facsimile or over the Internet. All transfers must be in accordance with the terms of the Contract. Transfer instructions are currently accepted once each Valuation Period by telephone at 1-800-789-6771, or via facsimile at 513-412-3766, or over the Internet through the Company’s web site at www.annuityinvestors.com, between 9:30 a.m. and 4:00 p.m. Once instructions have been accepted, they may not be rescinded; however, new instructions may be given the following Valuation Period. Access to these alternate methods of placing transfer requests, particularly through the Company’s web site, may be limited or unavailable during periods of peak demand, system upgrading and maintenance, or for other reasons. The Company may withdraw the right to make transfers by telephone, facsimile or over the Internet upon 10 days’ written notice to affected Contract Owners.

The Company will not be liable for complying with transfer instructions that the Company reasonably believes to be genuine, or for any loss, damage, cost or expense in acting on such instructions. The Owner or person with the right to control payments will bear the risk of such loss. The Company will employ reasonable procedures to determine that telephone, facsimile or Internet instructions are genuine. If the Company does not employ such procedures, the Company may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions or requiring use of a unique password or other identifying information.

Other Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers

Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). An Owner who intends to use an active trading strategy should consult his/her registered representative and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.

The Company discourages (and will take action to deter) short-term trading in the Contracts because the frequent movement between or among Subaccounts may negatively impact other Contract Owners, Annuitants and beneficiaries. Short-term trading can result in:

•	the dilution of Accumulation Unit Values or Portfolio net asset values;

•	Portfolio advisors taking actions that negatively impact performance (keeping a larger portion of the Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To help protect Contract Owners, Annuitants and beneficiaries from the negative impact of these practices, the Company has implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. There is no guarantee the Company will be able to detect harmful trading practices, or, if it is detected, to prevent recurrence.

U.S. Mail Restrictions

The Company monitors transfer activity in order to identify those who may be engaged in harmful trading practices. Transaction reports are produced and examined. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Date). For example, if a Contract Owner executes multiple transfers involving 10 underlying Portfolios in one day, this counts as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios (or one underlying Portfolio if the transfer is made to or from the Fixed Account options) will also count as one transfer event. A transfer event would not include a transfer made pursuant to one of the automatic transfer programs such as Dollar Cost Averaging, Portfolio Rebalancing and Interest Sweep.

As a result of this monitoring process, the Company may restrict the method of communication by which transfer requests will be accepted. In general, the Company will adhere to the following guidelines:

Trading Behavior	The Company’s Response

6 or more transfer events in one Contract year quarter	The Company will mail a letter to the Contract Owner notifying them that:
(1) they have been identified as engaging in harmful trading practices; and

(2)     if their transfer events exceed 12 in one Contract year, the Owner will be limited to submitting transfer requests via regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed).

More than 12 transfer events in one Contract year	The Company will automatically limit the Contract Owner to submitting transfer requests via regular first-class U.S. mail.

On each Contract anniversary, the Company will start the monitoring anew, so that each Contract starts with 0 transfer events the first day of each new Contract year. See, however, the “Other Restrictions” provision below.

Managers of Multiple Contracts

Some investment advisors/representatives manage the assets of multiple Contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisors will generally be required by the Company to submit all transfers requests via regular first-class U.S. Mail.

Other Restrictions

The Company reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of the Company’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by the Company to constitute harmful trading practices, may be restricted. The Company will consider the following factors:

•	the dollar amount involved in the transfer event

•	the total assets of the Portfolio involved in the transfer event;

•	the number of transfer events completed in the current Contract year quarter; or

•	whether the transfer event is part of a pattern of transfer events designed to take advantage of short-term market fluctuations or market efficiencies.

In addition, the Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts that the Portfolios determine not to be in the best interest of their shareholders. The Company will apply such rejections, restrictions or refusals by the Portfolios uniformily and without exception.

The restrictions discussed above are designed to prevent harmful trading practices. Despite such transfer restrictions, there is a risk that such harmful trading practices could still occur. If the Company determines its goal of curtailing harmful trading practices is not being fulfilled, we may amend or replace the procedures described above without prior notice. The Company will consider waiving the procedures described above for unanticipated financial emergencies.

Surrenders

An Owner may surrender a certificate either in full or in part during the Accumulation Period. A CDSC may apply on surrender. The restrictions and charges on surrenders are:

	Tax-Qualified	Non-Tax-Qualified

Minimum amount of partial surrender	$500

Minimum remaining Surrender Value after partial surrender	$500

Amount available for surrender (valued as of end of Valuation Period in which request for surrender is received by the Company)	Account Value less applicable CDSC, subject to tax law or employer plan restrictions on withdrawals or surrender	Account Value less applicable CDSC, subject to employer plan restrictions on withdrawals or surrender

Tax penalty for early withdrawal	When applicable, 10% of amount distributed before age 59 1/2

Certificate maintenance fee on full surrender	$25 (no CDSC applies to fee)

Contingent deferred sales charge (“CDSC”)	Up to 7% of purchase payments

Order of withdrawal for purposes of CDSC (order may be different for tax purposes)	First from accumulated earnings (no CDSC applies) and then from purchase payments on “first-in, first-out” basis (CDSC may apply)

A full surrender will terminate a certificate. Partial surrenders are withdrawn proportionally from all Subaccounts and Fixed Account options in which the certificate is invested on the date the Company receives the surrender request unless the Owner requests that the surrender be withdrawn from a specific investment option. A surrender is effective on the Valuation Date during which the Company receives the request for surrender, and will be processed at the Accumulation Unit Value for the end of the Valuation Period in which that Valuation Date occurs. Payment of a surrendered amount may be delayed if the amount surrendered was paid to the Company by a check that has not yet cleared. Surrenders from a Fixed Account option may be delayed for up to six months after receipt of a surrender request as allowed by state law. Surrenders from the Subaccounts may be delayed during any period the New York Stock Exchange is closed or trading is restricted, or when the SEC either: (1) determines that there is an emergency which prevents valuation or disposal of securities held in the Separate Account; or (2) permits a delay in payment for the protection of security holders.

Free Withdrawal Privilege

The Company will waive the CDSC on full or partial surrenders during the second and succeeding certificate years on an amount equal to not more than the greater of: (a) accumulated earnings (Account Value in excess of purchase payments); or (b) 10% of the Account Value as of the last certificate anniversary.

If the free withdrawal privilege is not exercised during a certificate year, it does not carry over to the next certificate year. The free withdrawal privilege may not be available under some group Contracts.

Long-Term Care Waiver Rider

If a Contract is modified by the Long-Term Care Waiver Rider, surrenders may be made free of any CDSC if the Owner has been confined in a qualifying licensed hospital or long-term care facility for at least 90 days beginning on or after the first contract anniversary. There is no charge for this rider, but it may not be available in all states.

Systematic Withdrawal

During the Accumulation Period, an Owner may elect to automatically withdraw money from a certificate. The Account Value must be at least $10,000 in order to make a systematic withdrawal election. The minimum monthly amount that can be withdrawn is $100. Systematic withdrawals will be subject to the CDSC to the extent that the amount withdrawn exceeds the free withdrawal privilege. The Owner may begin or discontinue systematic withdrawals at any time by request to the Company, but at least 30 days’ notice must be given to change any systematic withdrawal instructions that are currently in place. The Company reserves the right to discontinue offering systematic withdrawals at any time. Currently, the Company does not charge a fee for systematic withdrawal services. However, the Company reserves the right to impose an annual fee in such amount as the Company may then determine to be reasonable for participation in the systematic withdrawal program. If imposed, the fee will not exceed $30 annually.

Before electing a systematic withdrawal program, you should consult with a financial advisor. Systematic withdrawal is similar to annuitization, but will result in different taxation of payments and potentially different amount of total payments over the life of the certificate than if annuitization were elected.

Contract Loans

The Company may make loans to Owners of certain tax-qualified Contracts. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved from the Subaccounts you designate to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral. Loan amounts and repayment requirements are subject to provisions of the Internal Revenue Code, and default on a loan will result in a taxable event. You should consult a tax advisor prior to exercising loan privileges. If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract.

A loan, whether or not repaid, will have a permanent effect on the Account Value of a certificate because the collateral cannot be allocated to the Subaccounts or Fixed Account guarantee periods. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on collateral while the loan is outstanding, the Account Value will not increase as rapidly as it would if no loan were outstanding. If investment results are below that rate, the Account Value will be higher than it would have been if no loan had been outstanding.

Termination

The Company reserves the right to terminate any certificate at any time during the Accumulation Period if the Surrender Value is less than $500. In that case, the certificate will be involuntarily surrendered and the Company will pay the Owner the amount which would be due the Owner on a full surrender. A group Contract may be terminated on 60 days advance notice, in which case participants will be entitled to continue their interests on a deferred, paid-up basis, subject to the Company’s involuntary surrender right as described above.

BENEFIT PAYMENT PERIOD

Annuity Benefit

An Owner may designate the date that annuity payments will begin, and may change the date up to 30 days before annuity payments are scheduled to begin. Unless the Company agrees otherwise, the first day of a Benefit Payment Period in which annuity payments are paid cannot be later than the certificate anniversary following the 85th birthday of the eldest Owner, or five years after the effective date of the certificate, whichever is later.

The amount applied to a settlement option will be the Account Value as of the end of the Valuation Period immediately preceding the first day of the Benefit Payment Period. For tax-qualified Contracts, if the Payee is a non-natural person, a surrender will be deemed to have been made and the amount applied to a settlement option will be the Surrender Value instead of the Account Value, unless the non-natural person Payee is the Owner of the individual or group Contract and has an immediate obligation to make corresponding payments to the Annuitant of the Contract. The Owner may select any form of settlement option which is currently available. The standard forms of settlement options are described in the Settlement Options section of this prospectus.

If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. If the Owner does not select a settlement option, such as a specific fixed dollar benefit payment, a variable dollar benefit payment, or a combination of a variable and fixed dollar benefit payment, the Company will apply the Account Value to a fixed dollar benefit for the life of the Annuitant with 120 monthly payments assured, as described in the Settlement Options section of this prospectus.

Death Benefit

A death benefit will be paid under a certificate if the Owner dies during the Accumulation Period. If a surviving spouse becomes a Successor Owner of the certificate, the death benefit will be paid on the death of the Successor Owner if he or she dies during the Accumulation Period.

Death Benefit Amount

The Death Benefit Amount will equal the greatest of:

1)	the Account Value on the Death Benefit Valuation Date.

2)	the total purchase payment(s), less any partial surrenders and any CDSCs that applied to those amounts.

3)	the largest Account Value on any certificate anniversary which is an exact multiple of five and prior to the Owner’s death or the Owner’s 75th birthday if earlier, less any partial surrenders and any CDSCs that applied to those amounts.

Any applicable premium tax or other taxes not previously deducted, and any outstanding loans, will be deducted from the death benefit amount described above.

An Owner may elect the form of payment of the death benefit at any time before his or her death. The form of payment may be a lump sum, or any available form of settlement option. The standard forms of settlement options are described in the Settlement Options section of this prospectus. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to form of settlement option is made, the Company will apply the death benefit to a fixed dollar benefit for a period certain of 48 months. The first day of the Benefit Payment Period in which a death benefit is paid may not be more than one year after the Owner’s death; the day a death benefit is paid in a lump sum may not be more than five years after the Owner’s date of death.

Payment of Benefits

When a certificate is annuitized, or when a death benefit is applied to a settlement option, the Account Value or the death benefit, as the case may be, is surrendered to the Company in exchange for a promise to pay a stream of benefit payments for the duration of the settlement option selected. Benefit payments may be calculated and paid: (1) as a variable dollar benefit; (2) as a fixed dollar benefit; or (3) as a combination of both. The stream of payments, whether variable dollar or fixed dollar, is an obligation of the Company’s general account. However, only the amount of fixed dollar benefit payments is guaranteed by the Company. The Owner (or Payee) bears the risk that any variable dollar benefit payment may be less than the initial variable dollar benefit payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently. Transfers between a variable dollar benefit and a fixed dollar benefit are not permitted, but transfers of Benefit Units among Subaccounts are permitted once each 12 months after a variable dollar benefit has been paid for at least 12 months. The formulas for transferring Benefit Units among Subaccounts during the Benefit Payment Period are set forth in the Statement of Additional Information.

Settlement Options

The Company will make periodic payments in any form of settlement option that is acceptable to it at the time of an election. The standard forms of settlement options are described below. Payments under any settlement option may be in monthly, quarterly, semiannual or annual payment intervals. If the amount of any regular payment under the form of settlement option elected would be less than $50, an alternative form of settlement option will have to be elected. The Company, in its discretion, may require benefit payments to be made by direct deposit or wire transfer to the account of a designated Payee.

The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform with the change. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed or commuted (i.e., redeemed at present value). Other settlement options may be commuted on a basis acceptable to you and us at the time of the commutation request.

The dollar amount of benefit payments will vary with the frequency of the payment interval and the duration of the payments. Generally, each payment in a stream of payments will be lesser in amount as the frequency of payment increases, or as the length of the payment period increases, because more payments will be paid. For life contingent settlement options, each payment in the stream of payments will generally be lesser in amount as the life expectancy of the Annuitant or Beneficiary increases because more payments are expected to be paid.

Income for a Fixed Period: The Company will make periodic payments for a fixed period of 5 to 30 years. (Payment intervals of 1 to 4 years are available for death benefit settlement options only.)

Life Annuity with Payments for a Fixed Period: The Company will make periodic payments for a fixed period, or until the death of the person on whose life benefit payments are based if he or she lives longer than the fixed period.

Joint and One-Half Survivor Annuity: The Company will make periodic payments until the death of the primary person on whose life benefit payments are based; thereafter, the Company will make one-half of the periodic payment until the death of the secondary person on whose life benefit payments are based.

Life Annuity: The Company will make periodic payments until the death of the person on whose life the benefit payments are based.

Calculation of Fixed Dollar Benefit Payments

Fixed dollar benefit payments are determined by multiplying the amount applied to the fixed dollar benefit (expressed in thousands of dollars and after deduction of any fees and charges, loans, or applicable premium taxes) by the amount of the payment per $1,000 of value which the Company is currently paying for settlement options of that type. Fixed dollar benefit payments will remain level for the duration of the Benefit Payment Period.

The Company guarantees minimum fixed dollar benefit payment factors based on 1983 group annuity mortality tables, for blended lives (60% female/40% male) with interest at 3% per year, compounded annually. The minimum monthly payments per $1,000 of value for the Company’s standard settlement options are set forth in tables in the Contracts. Upon request, the Company will provide information about minimum monthly payments for ages or fixed periods not shown in the settlement option tables.

Calculation of Variable Dollar Benefit Payments

The first variable dollar benefit payment is the amount it would be if it were a fixed dollar benefit payment calculated at the Company’s minimum guaranteed settlement option factors, reduced by a pro rata portion of the certificate maintenance fee, equal to the amount of the fee divided by the number of payments to be made over a 12-month period.

The amount of each subsequent variable dollar benefit payment will reflect the investment performance of the Subaccount(s) selected and may vary from payment to payment. For example, because the first benefit payment includes a 3% rate of interest, subsequent benefit payments will be less than the first payment if the net investment performance of the applicable Subaccount(s) is less than 3%.

The amount of each subsequent payment is the sum of the payment due for each Subaccount selected, less a pro rata portion of the certificate maintenance fee, as described above. The payment due for a Subaccount equals the shares for that Subaccount, which are the Benefit Units, times their value, which is the Benefit Unit Value for that Subaccount as of the end of the fifth Valuation Period preceding the due date of the payment.

The number of Benefit Units for each Subaccount selected is determined by allocating the amount of the first variable dollar benefit payment (before deduction of the pro rata portion of the certificate maintenance fee) among the Subaccount(s) selected in the percentages indicated by the Owner (or Payee). The dollar amount allocated to a Subaccount is divided by the Benefit Unit Value for that Subaccount as of the first day of the Benefit Payment Period. The result is the number of Benefit Units that the Company will pay for that Subaccount at each payment interval. The number of Benefit Units for each Subaccount remains fixed during the Benefit Payment Period, except as a result of any transfers among Subaccounts or as provided under the settlement option elected. An explanation of how Benefit Unit Values are calculated is included in the Glossary of Financial Terms of this prospectus.

FEDERAL TAX MATTERS

This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information.

The tax information provided in the prospectus and Statement of Additional Information should not be used as tax advice. Federal income tax laws are subject to interpretation and are subject to change. You should consult a competent tax advisor to discuss how current tax laws affect your particular situation.

Tax Deferral on Annuities

Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when the Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Account Value, although the plan itself may provide a tax deferral to the participating employee. For a group nonqualified Contract where the Owner has no rights over the separate interests, this rule is applied to each participant who is not a natural person.

Tax-Qualified Retirement Plans

Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (individual retirement annuities), and 457(g) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.

The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including individual retirement annuities (“IRAs”), you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits.

Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to a non-tax-qualified Contract are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to non-tax-qualified Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities

IRC Sections 219 and 408 permit individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until the employee receives distributions from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned on the Contract.

Roth IRAs

IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions may be made after five years once the Owner attains age 59 1/2, becomes disabled or dies, or for qualified first-time homebuyer expenses.

Tax-Sheltered Annuities

IRC 403(b) of the Code permits contributions to a “tax-sheltered annuity” or “TSA” for the employees of public schools and certain charitable, religious, educational and scientific organizations described in IRC Section 501(c)(3). TSA contributions and Contract earnings are generally not included in the gross income of the employee until the employee receives distributions from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, separates from service, becomes disabled, incurs a hardship or dies. The Contracts may be modified if necessary to comply with any restrictions under the Texas ORP, or any other retirement plan under which the Contract was purchased.

Texas Optional Retirement Program

The Texas Optional Retirement Program (“ORP”) provides for the purchase of IRC 403(b) Tax-Sheltered Annuities with fixed employer and employee contributions. Section 830.105 of the Texas Government Code provides that amounts attributable to such contributions cannot be distributed until the employee terminates employment from all Texas public institutions of higher education, retires, attains age 70 1/2, or dies. Section 830.205 of the Texas Government Code provides that amounts attributable to employer contributions vest after one year of participation. Accordingly, distributions require written certification from the employer of the employee’s vesting status and, if the employee is living and under age 70 1/2, the employee’s retirement or other termination from employment.

Pension and Profit Sharing Plans

IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may use annuity contracts to fund plan benefits. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract for their specific needs.

Governmental Deferred Compensation Plans

State and local government employers may purchase annuity contracts to fund deferred compensation plans for the benefit of their employees under IRC Section 457(g).

Nonqualified Deferred Compensation Plans

Non-governmental tax-exempt employers may invest in annuity contracts in connection with nonqualified deferred compensation plans established for the benefit of their employees under IRC Section 457 (and governmental employers may invest in annuity contracts in connection with a plan taxed under IRC 457(f)). Other employers may invest in annuity contracts in connection with nonqualified deferred compensation plans established for the benefit of their employees. In most cases, these plans are designed so that contributions made for the benefit of the employees generally will not be includable in the employees’ gross income until distributed from the plan. In these situations, the Contract is usually owned by the employer and is subject to the claims of its general creditors. Benefit payments under the employer plan, whether or not made from the Contract, may be subject to restrictions imposed by the IRC or by the plan.

Summary of Income Tax Rules

The following chart summarizes the basic income tax rules governing tax-qualified and non-tax-qualified Contracts.

Tax-Qualified Plans
	Nonqualified Deferred Compensation Plans	Basic Non-Tax-Qualified Contracts

Plan Types	• IRC §401 (Pension and Profit Sharing)	IRC §72 only
• IRC §403(b) (Tax-Sheltered Annuities)
• IRC §408 (IRA, SEP, SIMPLE IRA)
• IRC §408A (Roth IRA)
• IRC §457
• Nonqualified Deferred Compensation

Who May Purchase a Contract	Natural person, employer, or employer plan. Nonqualified deferred compensation plans will generally lose tax-deferred status of Contract itself.	Anyone. Non-natural person may purchase but will generally lose tax-deferred status.

Taxation of Surrenders	If there is an after-tax “investment in the contract,” a pro rata portion of the amount surrendered is taxable income based on the ratio of “investment in the contract” to Account Value. Usually, 100% of distributions from a qualified plan must be included in taxable income because there were no after-tax contributions and therefore no “investment in the contract.” Qualified distributions from §408A Roth IRA may be completely tax free.

Surrenders prior to age 59 1/2 may be subject to 10% tax penalty (25% for a SIMPLE IRA within the first two years of participation).

Account Value in excess of “investment in the contract” is included in taxable income. Generally, the “investment in the contract” will equal the sum of all purchase payments less prior non-taxable withdrawals. Surrenders are deemed to come from earnings first, and “investments in the contract” last.

For a Contract purchased as part of an IRC Section 1035 exchange which includes contributions made before August 14, 1982 (“pre-TEFRA contributions”) partial withdrawals are not taxable until the pre-TEFRA contributions have been returned.

	Surrenders from tax-qualified Contracts may be restricted to meet requirements of the Internal Revenue Code or the terms of a retirement plan.	The taxable portion of any surrender prior to age 59 1/2 may be subject to a 10% tax penalty.

Taxation of Benefit Payments (annuity benefit payments or death benefit payments)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Qualified distributions from a Section 408A Roth IRA made five years or more after the first Roth IRA contribution may be completely tax free. The taxable portion of any payments received before age 59 1/2 may be subject to a 10% tax penalty (25% for SIMPLE IRA payments with in the first 2 years of participation). Tax penalties do not apply to any payments after the death of the Owner.

Taxation of Lump Sum Death Benefit Payment	Taxed to recipient generally in same manner as full surrender. Tax penalties do not apply to death benefit distributions.

Assignment of Contract/Transfer of Ownership	Assignment and transfer of Ownership generally not permitted.	Generally, deferred earnings become taxable to transferor at time of transfer and transferee receives an “investment in the contract” equal to the Account Value at that time. Gift tax consequences are not discussed herein.

Withholding	Eligible rollover distributions from Section 401, Section 403(b), and governmental Section 457 plan Contracts subject to 20% mandatory withholding on taxable portion unless direct rollover. Other Section 457 plan benefits and nonqualified deferred compensation plan benefits subject to wage withholding. For all other payments, Payee may elect to have taxes withheld or not.	Generally, Payee may elect to have taxes withheld or not.

GLOSSARY OF FINANCIAL TERMS

The following financial terms explain how the variable portion of the Contracts is valued. Read these terms in conjunction with the Definitions section of this prospectus.

Accumulation Unit Value: The initial Accumulation Unit Value for each Subaccount other than the money market Subaccount was set at $10. The initial Accumulation Unit Value for the money market Subaccount was set at $1. The initial Accumulation Unit Value for a Subaccount was established at the inception date of the Separate Account, or on the date the Subaccount was established, if later. The Company establishes distinct Accumulation Unit Values for Contracts with different Separate Account fee structures, as described in the Expense Tables.

After the initial Accumulation Unit Value is established, the Accumulation Unit Value for a Subaccount at the end of each Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period.

A Net Investment Factor of 1 produces no change in the Accumulation Unit Value for that Valuation Period. A Net Investment Factor of more than 1 or less than 1 produces an increase or a decrease, respectively, in the Accumulation Unit Value for that Valuation Period. The Accumulation Unit Value will vary to reflect the investment experience of the applicable Funds.

Benefit Unit Value: The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. The Company will establish distinct Benefit Unit Values for Contracts with different Separate Account fee structures, as described in the Expense Tables.

The Benefit Unit Value at the end of each Valuation Period after the first is the Benefit Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplied by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate (3% per year, compounded annually) which is already incorporated in the calculation of variable dollar benefit payments.

Net Investment Factor: The Net Investment Factor for any Subaccount for any Valuation Period is determined by dividing NAV2 by NAV1 and subtracting a factor representing the mortality and expense risk charge and the administration charge (as well as the charges for any optional riders or endorsements) deducted from the Subaccount during that Valuation Period, where:

NAV1 is equal to the Net Asset Value for the Portfolio for the preceding Valuation Period; and

NAV2 is equal to the Net Asset Value for the Portfolio for the current Valuation Period plus the per share amount of any dividend or net capital gain distributions made by the Portfolio during the current Valuation Period, and plus or minus a per share charge or credit if the Company adjusts its tax reserves due to investment operations of the Subaccount or changes in tax law.

In other words, the Net Investment Factor represents the percentage change in the total value of assets invested by the Separate Account in a Portfolio. That percentage is then applied to Accumulation Unit Values and Benefit Unit Values as described in the discussion of those terms in this section of the prospectus.

THE REGISTRATION STATEMENT

The Company filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 450 Fifth Street, N.W., Washington, D.C., and may also be accessed at the SEC’s web site http://www.sec.gov. The registration number for the Registration Statement is 33-59861.

OTHER INFORMATION AND NOTICES

Householding — Revocation of Consent
Owners at a shared address who have consented to receive only one copy of each prospectus, annual report, or other required document per household (“householding”) may revoke their consent at any time, and may receive separate documents, by contacting the Company at 1-800-789-6771.

Owners who are currently receiving multiple copies of required documents may request additional information about householding by contacting the Company at 1-800-789-6771.

Electronic Delivery of Required Documents
Owners who wish to receive prospectuses, SAIs, annual reports, and other required documents only in electronic form must give their consent. Consent may be revoked at any time. Please contact the Company at 1-800-789-6771 for additional information about electronic delivery of documents.

Legal Proceedings
The Company and Great American Advisors®, Inc. are involved in various kinds of routine litigation which, in management’s judgment, are not of material importance to their assets or the Separate Account. There are no pending legal proceedings against the Separate Account.

The Company filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as an annual amendment to the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 450 Fifth Street, N.W., Washington, D.C., and may also be accessed at the SEC’s Web site www.sec.gov. The registration number for the Registration Statement is 33-59861.

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information containing more details concerning the subjects discussed in this prospectus is available. The following is the table of contents for the Statement of Additional Information:

Copies of the Statement of Additional Information dated May 1, 2005 are available without charge. To request a copy, please clip this coupon on the dotted line below, enter your name and address in the spaces provided, and mail to: Annuity Investors Life Insurance Company, P.O. Box 5423, Cincinnati, Ohio 45201-5423. You may also call the Company at 1-800-789-6771, or visit us at our web site www.annuityinvestors.com to request a copy.

- — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - — - -

Name:
Address:
City:
State:
Zip:

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT A

THE COMMODORE AMERICUS® AND THE COMMODORE NAUTICUS®
GROUP AND INDIVIDUAL FLEXIBLE PREMIUM DEFERRED ANNUITIES

SUPPLEMENTAL PROSPECTUS DATED MAY 1, 2005

Annuity Investors Life Insurance Company® (the “Company”) is providing you with this Supplemental Prospectus that supplements and should be read with the prospectus (“Contract Prospectus”) dated May 1, 2005, for either The Commodore Americus ® or The Commodore Nauticus ® Variable Annuity (the “Contract”). The Contract Prospectus contains details regarding your Contract. Please read the Contract Prospectus and this Supplemental Prospectus carefully and keep them for future reference. Unless otherwise indicated, terms used in this Supplemental Prospectus have the same meaning as in the Contract Prospectus.

This Supplemental Prospectus provides information you should know before making any decision to allocate purchase payments or transfer amounts to the subaccounts (collectively, the “Closed Subaccounts”) investing in the following Portfolios:

Janus Aspen Series
-Janus Aspen Series Worldwide Growth Portfolio — Institutional Shares

PBHG Insurance Series Fund	Scudder VIT Funds
-Liberty Ridge Growth II Portfolio	-Scudder VIT EAFE® Equity Index Fund
-Liberty Ridge Mid-Cap Portfolio	-Scudder VIT Equity 500 Index Fund
-Liberty Ridge Select Value Portfolio
-Liberty Ridge Technology & Communications Portfolio	Wells Fargo Variable Trust Fund
-Wells Fargo Advantage Opportunity Fund

The Scudder VIT Equity 500 Index Closed Subaccount is an additional investment option of the Contracts available only to Contract Owners who held Accumulation Units in the Subaccount on April 30, 2002. The Janus Aspen Series Worldwide Growth Portfolio Closed Subaccount, the Liberty Ridge Growth II Closed Subaccount, the Liberty Ridge Mid-Cap Closed Subaccount, the Liberty Ridge Select Value Closed Subaccount, the Liberty Ridge Technology & Communications Portfolio Closed Subaccount, the Scudder VIT EAFE® Equity Index Fund Closed Subaccount and the Wells Fargo Advantage Opportunity Fund Closed Subaccount are additional investment options of the Contracts available only to Contract Owners who held Accumulation Units in these Subaccounts on April 29, 2005. Each of these investment options will become unavailable to you once you no longer have money in that Closed Subaccount. Unless the context requires otherwise, all provisions of the Contract Prospectus are applicable to the Closed Subaccounts described in this Supplemental Prospectus.

The Statement of Additional Information (“SAI”) dated May 1, 2005, contains more information about the Company, the Separate Account and the Contracts, including the Closed Subaccounts. The Company filed the SAI with the Securities and Exchange Commission (SEC) and it is legally part of the Contract Prospectus and this Supplemental Prospectus. The table of contents for the SAI is located on the last page of the Contract Prospectus. For a free copy, complete and return the form on the last page of the Contract Prospectus, or call the Company at 1-800-789-6771. You may also access the SAI and the other documents filed with the SEC about the Company, the Separate Account and the Contracts at the SEC’s website: http:\\www.sec.gov. The registration number for The Commodore Americus® is 33-65409; and for The Commodore Nauticus® it is 33-59861.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE CONTRACT PROSPECTUS OR THIS SUPPLEMENTAL PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You should rely only on the information contained in the Contract, the Contract Prospectus, this Supplemental Prospectus, the SAI, or our approved sales literature. The description of the Contract in the Contract Prospectus is subject to the specific terms of your Contract as it contains specific contractual provisions and conditions. If the terms of your Contract differ from those in the Contract Prospectus, you should rely on the terms in your Contract. No one is authorized to give any information or make any representation other than those contained in the Contract, the Contract Prospectus, this Supplemental Prospectus, the SAI or our approved sales literature.

These securities may be sold by a bank or credit union, but are not financial institution products.
•	The Contracts are not FDIC or NCUSIF insured.
•	The Contracts are obligations of the Company and not of the bank or credit union.
•	The bank or credit union does not guarantee the Company’s obligations under the Contracts.
•	The Contracts involve investment risk and may lose value.

2

EXPENSE TABLES

The “EXPENSE TABLES” section of the Contract Prospectus is supplemented by adding the following:

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and service (12b-1) fees, and other expenses prior to any fee waiver or expense reimbursement)

	Minimum	Maximum
Prior to any fee waiver or expense reimbursement *	0.26%	1.17%
After reimbursement of contractual expenses **	0.26%	1.17%

*	The expenses are shown for the year ended December 31, 2004, and do not reflect any fee waiver or expense reimbursements.

**	The advisors and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Funds’ expenses in order to keep the Funds’ expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through May 1, 2006. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund’s prospectus.

Portfolio Annual Expenses
(As a percentage of Portfolio average net assets)

	Management	Other	Total Annual
Portfolios Without Service Fees	Fees	Expenses	Expenses(1)
Janus Aspen Series Worldwide Growth Portfolio	0.60	0.03	0.63
Liberty Ridge Growth II Portfolio	0.85	0.32	1.17
Liberty Ridge Mid-Cap Portfolio	0.85	0.32	1.17
Liberty Ridge Value Portfolio	0.65	0.27	0.92
Liberty Ridge Technology & Communications Portfolio	0.85	0.28	1.13
Scudder VIT EAFE® Equity Index Fund(2)	0.45	0.37	0.82
Scudder VIT Equity 500 Index Fund	0.20	0.09	0.29

	Management		Other	Total Annual
Portfolios With Service Fees	Fees	12b-1 Fees	Expenses	Expenses(1)
Wells Fargo Advantage Opportunity Fund(3) (4)	0.72	0.25	0.20	1.17

(1)	Data for each Portfolio are for its fiscal year ended December 31, 2004. Actual expenses in future years may be higher or lower. Portfolios may have agreements with their advisors to cap or waive fees, and/or to reduce or waive expenses or to reimburse expenses. The specific terms of such waivers, reductions, or reimbursements are discussed in the Portfolio prospectuses. The net fees and expenses for Portfolios with such agreements are as follows:

			Total Annual
Portfolios With Expense/Waiver Reimbursement	Management Fees	Other Expenses	Expenses
Scudder VIT EAFE® Equity Index Fund(5)	0.28	0.37	0.65

				Total Annual
Portfolios With Expense Waiver/Reimbursement	Management Fees	12b-1 Fees	Other Expenses	Expenses
Wells Fargo Advantage Opportunity Fund(6)	0.72	0.25	0.10	1.07

(2)	The Board of Scudder VIT EAFE® Equity Index Fund has approved the termination and liquidation of the Fund effective on or about July 25, 2005 (the “Liquidation Date”). Accordingly, the Fund will redeem involuntarily the share of any shareholder outstanding on the Liquidation Date. Contract holders whose shares are redeemed involuntarily by the Fund on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date.

3

(3)	On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholders of the Strong Funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on December 10 and December 22, 2004. Effective on or about April 11, 2005, the Investor Class and Advisor Class shares of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund.

(4)	The Fund’s investment adviser has implemented a breakpoint schedule for the Fund’s management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion; and 0.60% for assets $5 billion and higher.

(5)	Pursuant to their respective agreements with Scudder VIF Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one-year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65%.

(6)	The adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown.

4

Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (described in the first table), the annual contract maintenance fee and the Separate Account expenses (described in the second table), and Portfolio fees and expenses (described in the third table).

These examples assume you invest $10,000 in the Contract for the time periods indicated, and that your investment has a 5% return each year. The examples also assume either the maximum or the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Examples for the Commodore Americus®

(1)	If you surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum	955	1,321	1,772	3,538
Minimum	862	1,025	1,250	2,330

(2)	If you annuitize your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum	255	821	1,472	3,538
Minimum	162	525	950	2,330

(3)	If you do not surrender your Contract:

	1 year	3 years	5 years	10 years
Maximum	255	821	1,472	3,538
Minimum	162	525	950	2,330

Examples for the Commodore Nauticus®

(1)	If you surrender your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum	961	1,340	1,804	3,606
Minimum	868	1,044	1,282	2,400

(2)	If you annuitize your Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum	261	840	1,504	3,606
Minimum	168	544	982	2,400

(3)	If you do not surrender your Contract:

	1 year	3 years	5 years	10 years
Maximum	261	840	1,504	3,606
Minimum	168	544	982	2,400

5

CONDENSED FINANCIAL INFORMATION

The tables below give year-end Accumulation Unit Information for the Commodore Americus® and Commodore Nauticus® variable annuities with respect to each Closed Subaccount from the end of the year of inception through December 31, 2004. It should be read in conjunction with the Separate Account financial statements, including the notes to those statements. The beginning Accumulation Unit Value for each Closed Subaccount shown was 10.00000 as of December 7, 1995 (the effective date of the Closed Subaccount) for the Janus Aspen Series Worldwide Growth Portfolio, or as of July 15, 1997 (the effective date for the Closed Subaccount) for the Liberty Ridge Growth II Portfolio, the Liberty Ridge Technology & Communications Portfolio and the Wells Fargo Advantage Opportunity Fund, or as of May 1, 1999 (the effective date of the Closed Subaccount) for the Scudder VIT EAFE Equity Index Fund and the Scudder VIT Equity 500 Index Fund or as of May 1, 2001 (the effective date of the Closed Subaccount) for the Liberty Ridge Mid-Cap Portfolio and the Liberty Ridge Select Value Portfolio.

	The Commodore Americus®		The Commodore Nauticus®
			Standard		Enhanced
		Number of		Number of		Number of
		Accumulation		Accumulation		Accumulation
	Accumulation	Units	Accumulation	Units	Accumulation	Units	Year
	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Ended
Janus Aspen Series Worldwide Growth Portfolio	19.366261	837,343.378	19.366261	837,343.378	19.896100	76,840.531	12/31/04
	18.716398	950,344.989	18.716398	950,344.989	19.170490	88,670.515	12/31/03
	15.283446	989,812.242	15.283446	989,812.242	15.607910	102,239.939	12/31/02
	20.772109	1,054,009.275	20.772109	1,054,009.275	21.150108	131,698.513	12/31/01
	27.117779	1,014,262.905	27.117779	1,014,262.905	27.528797	117,399.826	12/31/00
	32.558270	910,884.507	32.558270	910,884.507	32.953985	95,306.242	12/31/99
	20.045287	689,148.869	20.045287	689,148.869	20.228946	14,225.653	12/31/98
	15.742391	425,739.592	15.742391	425,739.592	15.839608	3,070.952	12/31/97
	13.048360	50,730.352	13.048360	50,730.352	13.090061	271.267	12/31/96
	10.239284	0.000	10.239284	0.000	10.241132	0.000	12/31/95
Liberty Ridge Growth II (formerly PBHG Growth II) Portfolio	9.690326	83,946.218	9.690326	83,946.218	9.914156	7,689.888	12/31/04
	9.204171	102,255.407	9.204171	102,255.407	9.388370	8,542.459	12/31/03
	7.413598	97,775.970	7.413598	97,775.970	7.539592	10,168.750	12/31/02
	10.789433	91,885.173	10.789433	91,885.173	10.940187	12,073.001	12/31/01
	18.352148	69,096.702	18.352148	69,096.702	18.552859	18,363.934	12/31/00
	22.299325	38,048.576	22.299325	38,048.576	22.476404	3,429.359	12/31/99
	11.391453	27,306.830	11.391453	27,306.830	11.447984	763.702	12/31/98
	10.661135	15,905.540	10.661135	15,905.540	10.682296	496.211	12/31/97
Liberty Ridge Mid-Cap (formerly PBHG Mid-Cap) Portfolio	12.614098	224,631.878	12.614098	224,631.878	12.752881	7,429.972	12/31/04
	10.747126	189,458.946	10.747126	189,458.946	10.832611	6,743.407	12/31/03
	8.101550	141,029.184	8.101550	141,029.184	8.141829	5,692.082	12/31/02
	10.084362	37,028.918	10.084362	37,028.918	10.104428	5,265.692	12/31/01
Liberty Ridge Select Value (formerly PBHG Select Value) Portfolio	8.037008	115,211.997	8.037008	115,211.997	8.125438	1,518.368	12/31/04
	7.912817	109,379.726	7.912817	109,379.726	7.975756	2,038.765	12/31/03
	6.772767	73,177.927	6.772767	73,177.927	6.806434	1,635.575	12/31/02
	9.151792	36,523.745	9.151792	36,523.745	9.169998	2,389.527	12/31/01

6

	The Commodore Americus®		The Commodore Nauticus®
			Standard		Enhanced
		Number of		Number of		Number of
		Accumulation		Accumulation		Accumulation
	Accumulation	Units	Accumulation	Units	Accumulation	Units	Year
	Unit Value	Outstanding	Unit Value	Outstanding	Unit Value	Outstanding	Ended
Liberty Ridge Technology & Communications (formerly PBHG Technology & Communications) Portfolio	8.214641	561,175.888	8.214641	561,175.888	8.404464	30,725.735	12/31/04
	7.816494	590,812.256	7.816494	590,812.256	7.973005	34,494.535	12/31/03
	5.445411	515,305.573	5.445411	515,305.573	5.538023	34,653.760	12/31/02
	11.983282	423,362.421	11.983282	423,362.421	12.150826	46,082.723	12/31/01
	25.448858	329,398.744	25.448858	329,398.744	25.727135	32,659.122	12/31/00
	44.519838	251,774.582	44.519838	251,774.582	44.873014	25,951.046	12/31/99
	13.480010	112,549.063	13.480010	112,549.063	13.546872	2,340.838	12/31/98
	10.323925	51,276.959	10.323925	51,276.959	10.344412	156.518	12/31/97
Scudder VIT EAFE® Equity Index Fund	8.788272	55,653.209	8.788272	55,653.209	8.937892	3,742.723	12/031/04
	6.457855	148,684.290	8.174142	144,435.131	8.288159	2,314.061	12/31/03
	8.416925	144,467.600	6.457855	148,684.290	6.528559	3,278.448	12/31/02
	9.705151	147,055.880	8.416925	144,467.600	8.483809	4,764.187	12/31/01
	10.825867	10,177.237	9.705151	147,055.880	9.753088	8,799.951	12/31/00
	10.825867	10,177.237	10.825867	10,177.237	10.847192	757.647	12/31/99
Scudder VIT Equity 500 Index Fund	8.927119	127,569.981	8.927119	127,569.981	9.078997	1,803.878	12/031/04
	6.457855	148,684.290	8.174142	144,435.131	8.288159	2,314.061	12/31/03
	8.416925	144,467.600	6.457855	148,684.290	6.528559	3,278.448	12/31/02
	9.705151	147,055.880	8.416925	144,467.600	8.483809	4,764.187	12/31/01
	10.825867	10,177.237	9.705151	147,055.880	9.753088	8,799.951	12/31/00
	10.825867	10,177.237	10.825867	10,177.237	10.847192	757.647	12/31/99
Wells Fargo Advantage Opportunity Fund (1)	21.030911	304,449.026	21.030911	304,449.026	21.516147	25,896.844	12/31/04
	18.014249	289,568.792	18.014249	289,568.792	18.374335	27,030.179	12/31/03
	13.312659	258,074.757	13.312659	258,074.757	13.538586	24,310.363	12/31/02
	18.419012	249,224.634	18.419012	249,224.634	18.675985	27,807.522	12/31/01
	19.367942	201,187.103	19.367942	201,187.103	19.579560	17,753.018	12/31/00
	18.396025	166,404.289	18.396025	166,404.289	18.542097	11,206.830	12/31/99
	13.806405	120.817.718	13.806405	120,817.718	13.874874	3,173.858	12/31/98
	12.311565	35,542.297	12.311565	35,542.297	12.335975	0.000	12/31/97

     (1) On May 25, 2004, Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation (“SFC”) to acquire the assets of SFC and certain of its affiliates, including Strong Capital Management, Inc., the investment adviser to the Strong Family of Funds. Pursuant to the receipt of approval from the Strong Board, shareholders of the Strong Funds met and approved the reorganization of each Strong Fund into a Wells Fargo Fund on December 10 and December 22, 2004. Effective on or about April 11, 2005, the Investor Class and Adviser Class of the Strong Opportunity Fund II reorganized into the Wells Fargo Advantage Opportunity Fund.

Financial Statements
The financial statements and reports of independent auditors for the Company and for the Separate Account (including the Closed Subaccounts) are included in the SAI.

7

THE PORTFOLIOS

The Separate Account currently offers each of the Closed Subaccounts only to the Contract Owners who held Accumulation Units in such Closed Subaccount on the date it was closed to new investors (as indicated on the first page of this Supplemental Prospectus). Each Closed Subaccount is invested in a Portfolio which has its own investment objectives and policies. The current Portfolio prospectuses, which accompany this Supplemental Prospectus, contain additional information concerning the investment objectives and policies of the Portfolios, the investment advisory services and administrative services of the Portfolios and the charges of the Portfolios. There is no assurance that any Portfolio will achieve its stated objectives. You should read the Portfolio prospectuses, the Contract Prospectus and this Supplemental Prospectus carefully before making any decision concerning allocating additional purchase payments or transferring amounts to any of these Closed Subaccounts or the Subaccounts.

All dividends and capital gains distributed by the Portfolios are reinvested in the Separate Account and reflected in Accumulation Unit Value. Portfolio dividends and net capital gains are not distributed to Owners.

The SEC does not supervise the management or the investment practices and/or policies of any Portfolio. The Portfolios are available only through insurance company separate accounts and certain qualified retirement plans. Though a Portfolio may have a name and/or investment objectives which are similar to those of a publicly available mutual fund, and/or may be managed by the same investment advisor that manages a publicly available mutual fund, the performance of the Portfolio is entirely independent of the performance of any publicly available mutual fund. Neither the Company nor any Portfolio makes any representations or assurances that the investment performance of the Portfolio will be the same or similar to the investment performance of any publicly available mutual fund.

Portfolio / Adviser	Investment Objective / Strategy

Janus Aspen Series

Janus Aspen Series Worldwide Growth Portfolio — Institutional Shares Advisor — Janus Capital Management LLC	This diversified portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size throughout the world. International investing may present special risks, including currency fluctuations and social and political developments.

PBHG Insurance Series Fund

Liberty Ridge Growth II (formerly PBHG Growth II) Portfolio Adviser — Liberty Ridge Capital, Inc.	The Portfolio seeks to provide investors with capital appreciation. Under normal market conditions, the Portfolio invests at least 65% of its assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell Midcap® Growth Index at the time of the Portfolio’s investment. The growth securities in the Portfolio are primarily common stocks that the Adviser believes above average growth rates and company quality defined by profitable business models, good cash flow characteristics, transparent financial stability and good management.

8

Portfolio / Adviser	Investment Objective / Strategy
Liberty Ridge Mid-Cap (formerly PBHG Mid-Cap) Portfolio Adviser — Liberty Ridge Capital, Inc.	The Portfolio seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk. Under normal market conditions, the Portfolio invests at least 80% of its assets in equity securities, such as common stocks, issued by companies with market capitalization within the range of the S & P MidCap 400 Index at the time of the Portfolio’s investment. The equity securities in the Portfolio are primarily common stocks that the Adviser believes have sustainable long-term growth prospects but are currently trading at modest valuations given certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Portfolio generally has a lower price-to-earnings ratio than the average company in the S&P MidCap 400 Index and its sector weightings are generally within 10% of the Index’s sector weightings.

Liberty Ridge Select Value (formerly PBHG Select Value) Portfolio Adviser — Liberty Ridge Capital, Inc.	The Portfolio seeks to provide investors long-term growth of capital and income. Current income is a secondary objective. Under normal market conditions, the Portfolio invests at least 65% of its assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. These companies generally have market capitalizations similar to the companies in the S&P 500 Index at the time of the Portfolio’s investment. The securities in the Portfolio are primarily common stocks that the Adviser believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. The Adviser expects to focus on those value securities whose market capitalizations are over $10 billion at the time of purchase.

Liberty Ridge Technology & Communications (formerly PBHG Technology & Communications) Portfolio Adviser — Liberty Ridge Capital, Inc.	The Portfolio seeks to provide investors with long-term growth of capital. Current income is incidental to the Portfolio’s goal. Under normal market conditions, the Portfolio, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sector of the market. In addition, the Portfolio is concentrated which means it will invest 25% or more of its total assets in the groups of the industries within that sector. The portfolio invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments.

Scudder VIT Funds

Scudder VIT EAFE® Equity Index Fund Advisor — Deutsche Asset Management, Inc.(1)	Investments in securities of foreign issuers present greater risks including currency fluctuations and changes in political/economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than the US markets. Derivatives may be more volatile and less liquid than traditional securities and the Fund could suffer losses on its derivative positions. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely enough to track its performance.

The EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley and has been licensed for use by the VIT EAFE® Index Fund’s investment advisor. It is not possible to invest directly in the index.

9

Portfolio / Adviser	Investment Objective / Strategy
Scudder VIT Equity 500 Index Fund Advisor — Deutsche Asset Management, Inc.(1)	The Equity 500 Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500®”), which emphasizes stocks of large U.S. companies. The Fund will invest primarily in the common stock of those companies included in the S&P 500® that are deemed representative of the industry diversification of the entire S&P 500®. There is no guarantee that the portfolio will be able to mirror the performance of the index closely enough to track its performance. The Standard & Poor’s 500 index (S&P 500) is an unmanaged group of large-company stocks. The index reflects reinvestment of all distributions. It is not possible to invest directly in the index.

(1)	Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, Deutsche Investment Management Americas Inc., and Scudder Trust Company.

Wells Fargo Variable Trust Fund

Wells Fargo Advantage Opportunity Fund Advisor — Wells Capital Management, Inc.	The Wells Fargo Advantage Opportunity Fund seeks long-term capital appreciation. We invest in equity securities of medium-capitalization companies that we believe are under-priced, yet have attractive growth prospects. We base the analysis on a comparison between the company’s public value, based on market quotations, with its “private market value"—the price an investor would be willing to pay for the entire company given its management strength, financial health and growth potential. We determine a company’s private market value based on a fundamental analysis of a company’s cash flows, asset valuations, competitive situation, and franchise value.

Expenses of the Portfolio
In addition to charges and deductions by the Company, there are Portfolio management fees and administration expenses. These fees and expenses are described in the prospectuses and SAIs for the Portfolios. The actual portfolio fees and expenses for the prior calendar year are included in the Expense Tables section of this Supplemental Prospectus. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values (or Benefit Unit Values).

Investment Options-Allocations
You can allocate purchase payments in whole percentages to any of the currently available Subaccounts described in the Contract Prospectus or to any of the Fixed Account options. You may also allocate purchase payments to the Scudder VIT Equity 500 Index Fund Subaccount described in this Supplemental Prospectus only if you held Accumulation Units in the Scudder VIT Equity 500 Index Fund Subaccount as of April 30, 2002. You may allocate purchase payments to the Janus Aspen Series Worldwide Growth Portfolio Subaccount, the Liberty Ridge Growth II Portfolio Subaccount, the Liberty Ridge Mid-Cap Portfolio Subaccount, the Liberty Ridge Select Value Portfolio Subaccount, the Liberty Ridge Technology & Communications Portfolio Subaccount, the Scudder VIT EAFE Equity Index Fund Subaccount and the Wells Fargo Advantage Opportunity Fund Subaccount only if you held Accumulation Units in the respective Closed Subaccount as of April 29, 2005. Each of these investment options will become unavailable to you once you no longer have Accumulation Units in that Closed Subaccount.

10

CHANGES IN THE SUBACCOUNTS AND THE PORTFOLIOS

As described in the Contract Prospectus, we may substitute a new Portfolio or similar investment option for any Portfolio in which a Subaccount invests. We would make a substitution to ensure the underlying Portfolio continues to be a suitable investment, consistent with the protection of investors. A substitution may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in a Portfolio’s investment objectives or restrictions, a change in the availability of the Portfolio for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from Contract Owners.

THE COMPANY IS CURRENTLY SEEKING APPROVAL FROM THE SEC TO SUBSTITUTE SHARES OF PORTFOLIOS WITH SUBSTANTIALLY SIMILAR OR IDENTICAL INVESTMENT OBJECTIVES, POLICIES AND EXPENSES FOR SHARES OF THE PORTFOLIOS IN WHICH THE LIBERTY RIDGE GROWTH II PORTFOLIO SUBACCOUNT, THE LIBERTY RIDGE MID-CAP PORTFOLIO SUBACCOUNT, THE LIBERTY RIDGE SELECT VALUE PORTFOLIO SUBACCOUNT, THE LIBERTY RIDGE TECHNOLOGY & COMMUNICATIONS PORTFOLIO SUBACCOUNT, THE SCUDDER VIT EQUITY 500 INDEX FUND SUBACCOUNT AND THE WELLS FARGO ADVANTAGE OPPORTUNITY FUND SUBACCOUNT. AFTER WE RECEIVE APPROVAL FROM THE SEC, WE WILL AUTOMATICALLY REDEEM SHARES OF THE PORTFOLIOS IN WHICH THE CLOSED SUBACCOUNTS INVEST AND USE THE REDEMPTION PROCEEDS TO BUY SHARES OF THE SUBSTITUTED PORTFOLIOS.

WE HOPE TO OBTAIN APPROVAL FOR THE SUBSTITUTION BY SEPTEMBER 30, 2005 AND WE EXPECT THAT THE AUTOMATIC REDEMPTION RELATED TO ANY APPROVED SUBSTITUTION WILL OCCUR BEFORE MAY 1, 2006.

CinLibrary 1500131v.42

11

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT A

THE COMMODORE NAUTICUS®
GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES

Supplemental Prospectus dated May 1, 2005

Annuity Investors Life Insurance Company (“the Company”) is providing you with this Supplemental Prospectus that supplements and should be read with the prospectus (“Contract Prospectus”) dated May 1, 2005, for The Commodore Nauticus Variable Annuity (the “Contract”). The Contract Prospectus contains details regarding your Contract. Please read the Contract Prospectus and this Supplemental Prospectus carefully and keep them for future reference. Unless otherwise indicated, terms used in this Supplemental Prospectus have the same meaning as in the Contract Prospectus.

THIS SUPPLEMENTAL PROSPECTUS PROVIDES INFORMATION YOU SHOULD KNOW REGARDING THE FOLLOWING FIXED ACCOUNT OPTIONS: ONE-YEAR GUARANTEED INTEREST RATE OPTION AND THREE-YEAR GUARANTEED INTEREST RATE OPTION (THE “UNAVAILABLE FIXED ACCOUNT OPTIONS”). AS OF MAY 1, 2005, YOU WILL NOT BE ABLE TO TRANSFER AMOUNTS TO EITHER OF THE UNAVAILABLE FIXED ACCOUNT OPTIONS. UNLESS THE CONTEXT REQUIRES OTHERWISE, ALL PROVISIONS OF THE CONTRACT PROSPECTUS ARE APPLICABLE TO THE UNAVAILABLE FIXED ACCOUNT OPTIONS DESCRIBED IN THIS SUPPLEMENTAL PROSPECTUS.

The Statement of Additional Information (“SAI”) dated May 1, 2005, contains more information about the Company, the Separate Account and the Contracts. The Company filed the SAI with the Securities and Exchange Commission (SEC) and it is legally part of the Contract Prospectus and this Supplemental Prospectus. The table of contents for the SAI is located on the last page of the Contract Prospectus. For a free copy, complete and return the form on the last page of the Contract Prospectus, or call the Company at 1-800-789-6771. You may also access the SAI and the other documents filed with the SEC about the Company, the Separate Account and the Contracts at the SEC’s website: http:\\www.sec.gov. The registration number for The Commodore Nauticus® is 033-59861.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THE CONTRACT PROSPECTUS OR THIS SUPPLEMENTAL PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You should rely only on the information contained in the Contract, the Contract Prospectus, this Supplemental Prospectus, the SAI, or our approved sales literature. The description of the Contract in the Contract Prospectus is subject to the specific terms of your Contract as it contains specific contractual provisions and conditions. If the terms of your Contract differ from those in the Contract Prospectus, you should rely on the terms in your Contract. No one is authorized to give any information or make any representation other than those contained in the Contract, the Contract Prospectus, this Supplemental Prospectus, the SAI or our approved sales literature.

These securities may be sold by a bank or credit union, but are not financial institution products.
•	The Contracts are not FDIC or NCUSIF insured
•	The Contracts are obligations of the Company and not of the bank or credit union
•	The bank or credit union does not guarantee the Company’s obligations under the Contracts
•	The Contracts involve investment risk and may lose value

ANNUITY INVESTORS LIFE INSURANCE COMPANY® ANNUITY INVESTORS® VARIABLE ACCOUNT A

THE COMMODORE AMERICUS® AND THE COMMODORE NAUTICUS® INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2005

This Statement of Additional Information supplements the current prospectuses for either The Commodore Americus® or The Commodore Nauticus® Variable Annuity Contracts (collectively, the “Contracts”) offered by Annuity Investors life Insurance Company® through Annuity Investors® Variable Account A (“Separate Account”). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the applicable Contract. Terms used in the current prospectuses for the Contracts are incorporated in this Statement of Additional Information and have the same meaning as in the prospectuses.

A copy of either of the prospectuses dated May 1, 2005, as supplemented from time to time, may be obtained without charge by writing to Annuity Investors Life Insurance Company®, Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423. You may also call the Company at 1-800-789-6771, or visit us at our website www.annuityinvestors.com to request a copy.

1

ANNUITY INVESTORS LIFE INSURANCE COMPANY®

General Information and History

Annuity Investors Life Insurance Company® (the “Company”) is a stock life insurance company incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of fixed and variable annuity policies.

The Company is a wholly owned subsidiary of Great American Life Insurance Company®, which is a wholly owned subsidiary of Great American Financial Resources®, Inc., a publicly traded insurance holding company (“GAFRI”) (NYSE: GFR). GAFRI is in turn indirectly controlled by American Financial Group®, Inc., a publicly traded holding company (NYSE: AFG).

State Regulations

The Company is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to operate. The availability of certain Contract rights and provisions depends on state approval and/or filing and review processes in each jurisdiction. Where required by law or regulation, the Contracts will be modified accordingly.

SERVICES

Safekeeping of Separate Account Assets

The Company holds title to assets of the Separate Account. The Separate Account assets are segregated from the Company’s general account assets. Records are maintained of all purchases and redemptions of Portfolio shares held by each of the Subaccounts.

The Company holds title to assets invested in the Fixed Account options together with the Company’s other general account assets.

Records and Reports

The Company will maintain all records and accounts relating to the Fixed Account options and the Separate Account. As presently required by the provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and rules and regulations promulgated thereunder which pertain to the Separate Account, reports containing such information as may be required under the 1940 Act or by other applicable law or regulation will be sent to each owner of an individual Contract and to each group Contract owner semiannually at the owner’s last known address.

Experts

The financial statements of the Separate Account and the financial statements of the Company at December 31, 2004 and 2003, and for the years then ended, appearing in this Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of Ernst & Young LLP is 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202.

DISTRIBUTION OF THE CONTRACTS

The offering of the Contracts to new purchasers has been suspended. Existing Contract or Certificate owners may make additional purchase payments, however. Although the Company does not anticipate any further offering of the Contracts to new purchasers, the Company reserves the right to resume offering any one or more of the Contracts.

The approximate commissions received and retained by Great American Advisors®, Inc. (“GAA”) for sale of the Contracts for each of the last three fiscal years are as follows:

	Year Ended
Contract and Registration No.	12/31/04		12/31/2003		12/31/2002
	Received	Retained	Received	Retained	Received	Retained

The Commodore Americus® 33-59861	$183,902	$37,284	$427,206	$131,025	$462,008	$149,635
The Commodore Nauticus® 33-65409	$557,592	$134,337	$167,094	$31,163	$291,619	$59,232

CALCULATION OF PERFORMANCE INFORMATION

Money Market Subaccount Standardized Yield Calculation

In accordance with rules and regulations adopted by the Securities and Exchange Commission, the Company computes the Money Market Subaccount’s current annualized yield for a seven-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Portfolio, or on its portfolio securities. This current annualized yield is calculated according to the following formula:

YIELD = (BASE PERIOD RETURN/7)*365

Where:

BASE PERIOD RETURN = The percentage (or net) change in the Accumulation Unit Value (“AUV”) for the

Money Market Subaccount over a 7-day period determined as follows:

AUV at end of 7-day period – AUV at beginning of 7-day period
AUV at beginning of 7-day period

Because the Net Asset Value of the Money Market Portfolio rarely deviates from 1.000000 per unit, the change in the Accumulation Unit Value for the Money Market Subaccount (numerator of the above fraction) is ordinarily attributable exclusively to dividends paid and reinvested over the 7-day period less mortality and expense risk charges deducted from the Subaccount over the 7-day period. Because of the deductions for mortality and expense risk charges, the yield for the Money Market Subaccount of the Separate Account will be lower than the yield for the Money Market Portfolio or any comparable substitute funds vehicle.

The Securities and Exchange Commission also permits the Company to disclose the effective yield of the Money Market Subaccount for the same 7-day period, which is yield determined on a compounded basis. The effective yield will be slightly higher than yield due to this compounding effect, and is calculated according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) 365/7)] – 1

The yields and effective yields for the Money Market Subaccount for the 7-day period ended December 31, 2004 are as follows:

Contract and	Total Separate
Registration No.	Account Charges	Yield	Effective Yield
The Commodore Americus® 33-59861	1.25%	0.42%	0.42%
	0.95%	0.72%	0.72%
The Commodore Nauticus® 33-65409	1.25%	0.42%	0.42%

The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields. The Money Market Subaccount’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio or substitute funding vehicle, the types and quality of portfolio securities held by the Money Market Portfolio or substitute funding vehicle, and operating expenses. You may obtain current 7-day yield information for the Money Market Subaccount by calling the Company’s Administrative office toll free at 1-800-789-6771.

In addition, the yield figures do not reflect the effect of any contingent deferred sales charges or Contract (or certificate) maintenance fees that may be applicable on surrender under any Contract.

Average Annual Total Return Calculation

The Company may from time to time disclose average annual total returns for one or more of the Subaccounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one-, five- and ten-year periods (or for such period of time as the underlying Subaccount has been available in the Separate Account) that would equal the initial amount invested to the ending redeemable value, according to the following formula:

P (1+T)n = ERV

Where:

P	=	a hypothetical initial payment of $1,000

T	=	average annual total return

N	=	number of years

ERV	=	ending redeemable value at the end of the one-, five-or ten-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one-, five-or ten-year period

Average annual total return for the Contracts may be presented in either standardized or non-standardized form. Average annual total return data for the Contracts may be either actual return or hypothetical return. It will be hypothetical if it reflects performance for a period of time before the Subaccount commenced operations. The ERV for standardized data reflects the deduction of all recurring fees, such as Contract (or certificate) maintenance fees, contingent deferred sales charges and mortality and expense risk charges, which are charged to all Contracts of that type. The ERV for non-standardized data reflects the deduction of mortality and expense risk charges, but not Contract (or certificate) maintenance fees or contingent deferred sales charges. The Contracts are not subject to an administration charge. Non-standardized performance data will be advertised only if the requisite standardized performance data is also disclosed.

Cumulative Total Return Calculation

The Company may from time to time disclose cumulative total return for various periods of time. Cumulative total return reflects the performance of a subaccount over the entire period presented. Cumulative total return may be either actual return or hypothetical return. It will be hypothetical if it reflects performance for a period of time before the Subaccount commenced operations. Cumulative total return is calculated using the following formula:

CTR = (ERV/P) — 1

Where:

CTR	=	the cumulative total return net of Subaccount recurring charges, other than the contract (or certificate) maintenance fee, for the period

ERV	=	ending redeemable value at the end of the one-, five-or ten-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the one-, five-or ten-year period

P	=	a hypothetical initial payment of $1,000

Although cumulative total return can be presented in either standardized or non-standardized form, the Company currently advertises only non-standardized cumulative total return, which assumes a contingent deferred sales charge of 0%, and no contract (or certificate) maintenance fee. The contingent deferred sales charge is not reflected because the Contracts are designed as a long-term investment. If reflected, the contingent deferred sales charge and the contract (or certificate) maintenance fee would decrease the return shown. Non-standardized cumulative total return can only be advertised if standardized average annual total return is also disclosed.

		The Commodore Americus®
Standardized Average Annual Total Return Data		The Commodore Nauticus®
(Data reflects deduction of all recurring charges including		S.E.C. File Nos.
contingent deferred sales charges and contract (or certificate)		33-59861
maintenance fees - data is the same for all Standard Contracts)		33-65409
		Standard[1]
		Contracts
All Periods			From Inception
Ending 12/31/2004	1 Year	5 Years	Date[2]
AIM V.I.-Capital Development Fund-Series I Shares[3]	5.55%	0.28%	2.39%
AIM V.I.-Government Securities Fund- Series I Shares[3]	-7.22%	2.02%	1.65%
AIM V.I.-Premier Equity Fund-Series I Shares[3]	-4.05%	-12.89%	2.24%
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	-3.62%	-14.01%	2.66%
Dreyfus Stock Index Fund-IS	0.75%	-7.43%	6.10%
Dreyfus V.I.F.-Appreciation Portfolio-IS	-4.77%	-5.54%	6.12%
Dreyfus V.I.F.-Developing Leaders Portfolio-IS5	1.45%	0.77%	5.30%
Dreyfus V.I.F.-Growth and Income Portfolio-IS5	-2.38%	-6.38%	2.85%
Janus Aspen Series-Balanced Portfolio-Institutional Shares	-1.33%	-2.79%	8.55%
Janus Aspen Series Forty (formerly Capital Appreciation) Portfolio-IS4	8.25%	-10.38%	10.40%
Janus Aspen Series-International Growth Portfolio-SS3	8.70%	-10.65%	8.65%
Janus Aspen Series-Mid Cap Growth Portfolio-IS	10.74%	-20.84%	3.64%
Janus Aspen Series-Worldwide Growth Portfolio-IS	-5.03%	-14.78%	5.93%
Mercury Basic Value V.I. (formerly Merrill Lynch Basic Value V.I.) Fund	1.18%	3.66%	9.22%
Mercury Domestic Money Market V.I. (formerly Merrill Lynch Domestic Money Market V.I.) Fund	-8.75%	-1.93%	-0.59%
Mercury Global Allocation V.I. (formerly Merrill Lynch Global Allocation V.I.) Fund	4.45%	-1.03%	4.65%
Mercury High Current Income V.I. (formerly Merrill Lynch High Current Income V.I.) Fund	1.92%	2.59%	3.06%
Liberty Ridge Growth II (formerly PBHG Growth II) Portfolio[5]	-3.22%	-21.96%	-3.38%
Liberty Ridge Mid-Cap (formerly PBHG Mid-Cap) Portfolio[3]	8.87%	9.11%	13.34%
Liberty Ridge Select Value (formerly PBHG Select Value) Portfolio[3]	-6.94%	-2.50%	4.43%
Liberty Ridge Technology & Communications (formerly PBHG Technology & Communications) Portfolio[5]	-3.41%	-47.63%	-6.04%
Scudder VIT EAFE® Equity Index Fund[4]	9.07%	-10.05%	-2.47%
Scudder VIT Equity 500 Fund[4]	0.71%	-7.45%	0.88%
Scudder VIT Small Cap Index Fund[4]	7.78%	2.23%	3.77%
Strong Opportunity Fund II5	8.24%	-0.05%	9.25%
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I5	-5.44%	3.56%	3.36%
Van Kampen UIF U.S. Real Estate Portfolio-Class I5	26.19%	18.49%	11.11%

1/	Annual mortality and expense risk charge of 1.25% and annual administrative charge of 0.00% of daily net asset value.
2/	From Separate Account Commencement date (12/7/95) to 12/31/2004 unless otherwise noted.
3/	From inception date of Subaccount (5/1/01) to 12/31/2004.
4/	From inception date of Subaccount (5/1/99) to 12/31/2004.
5/	From inception date of Subaccount (5/1/97) to 12/31/2004.

Standardized Average Annual Total Return Data
(Data reflects deduction of all recurring charges including		The Commodore Americus®
contingent deferred sales charges and contract (or certificate)		S.E.C. File No.
maintenance fees - data is the same for all Enhanced Contracts)		33-59861
		Enhanced[1]
		Contracts
All Periods			From Inception
Ending 12/31/2004	1 Year	5 Years	Date[2]
AIM V.I.-Capital Development Fund-Series I Shares[3]	5.90%	0.63%	2.75%
AIM V.I.-Government Securities Fund- Series I Shares[3]	-6.91%	2.37%	2.03%
AIM V.I.-Premier Equity Fund-Series I Shares[3]	-3.74%	-12.55%	2.61%
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	-3.30%	-13.68%	3.04%
Dreyfus Stock Index Fund-IS	1.09%	-7.09%	6.47%
Dreyfus V.I.F.-Appreciation Portfolio-IS	-4.45%	-5.21%	6.50%
Dreyfus V.I.F.-Developing Leaders Portfolio-IS5	1.78%	1.13%	5.66%
Dreyfus V.I.F.-Growth and Income Portfolio-IS5	-2.06%	-6.05%	3.23%
Janus Aspen Series-Balanced Portfolio-Institutional Shares	-1.01%	-2.45%	8.92%
Janus Aspen Series Forty (formerly Capital Appreciation) Portfolio-IS4	8.60%	-10.04%	10.77%
Janus Aspen Series-International Growth Portfolio-SS3	9.06%	-10.30%	9.01%
Janus Aspen Series-Mid Cap Growth Portfolio-IS	11.10%	-20.49%	4.01%
Janus Aspen Series-Worldwide Growth Portfolio-IS	-4.72%	-14.44%	6.30%
Mercury Basic Value V.I. (formerly Merrill Lynch Basic Value V.I.) Fund	1.51%	4.01%	9.59%
Mercury Domestic Money Market V.I. (formerly Merrill Lynch Domestic Money Market V.I.) Fund	-8.52%	-1.70%	-0.20%
Mercury Global Allocation V.I. (formerly Merrill Lynch Global Allocation V.I.) Fund	4.79%	-0.69%	5.01%
Mercury High Current Income (formerly Merrill Lynch High Current Income V.I.) Fund	2.26%	2.94%	3.43%
Liberty Ridge Growth II (formerly PBHG Growth II) Portfolio[5]	-2.90%	-21.62%	-3.01%
Liberty Ridge Mid-Cap (formerly PBHG Mid-Cap) Portfolio[3]	9.22%	9.47%	13.71%
Liberty Ridge Select Value (formerly PBHG Select Value) Portfolio[3]	-6.63%	-2.15%	4.79%
Liberty Ridge Technology & Communications (formerly PBHG Technology & Communications Portfolio[5]	-3.09%	-46.89%	-5.66%
Scudder VIT EAFE® Equity Index Fund [4]	9.43%	-9.71%	-2.10%
Scudder VIT Equity 500 Fund[4]	1.04%	-7.10%	1.24%
Scudder VIT Small Cap Index Fund[4]	8.14%	2.59%	4.13%
Strong Opportunity Fund II5	8.59%	0.29%	9.61%
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I5	-5.13%	3.92%	3.72%
Van Kampen UIF U.S. Real Estate Portfolio-Class I5	26.60%	18.87%	11.48%

1/	Annual mortality and expense risk charge of 0.95% and annual administrative charge of 0.00% of daily net asset value.
2/	From Separate Account Commencement date (12/7/95) to 12/31/2004 unless otherwise noted.
3/	From inception date of Subaccount (5/1/01) to 12/31/2004.
4/	From inception date of Subaccount (5/1/99) to 12/31/2004.
5/	From inception date of Subaccount (5/1/97) to 12/31/2004.

Non Standardized
Average Annual Total Return Data		The Commodore Americus®
(Data reflects deduction of mortality and expense risk charges,		The Commodore Nauticus®
but not contingent deferred sales charges or contract (or		S.E.C. File Nos.
certificate) maintenance fees - data is the same for all Standard		33-59861
Contracts)		33-65409
		Standard[1]
		Contracts
All Periods			From Inception
Ending 12/31/2004	1 Year	5 Years	Date[2]
AIM V.I.-Capital Development Fund-Series I Shares[3]	14.05%	3.00%	4.67%
AIM V.I.-Government Securities Fund- Series I Shares[3]	1.28%	4.57%	3.86%
AIM V.I.- Premier Equity Fund -Series I Shares[3]	4.45%	-8.35%	4.36%
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	4.88%	-9.26%	4.72%
Dreyfus Stock Index Fund-IS	9.25%	-3.78%	7.71%
Dreyfus V.I.F.-Appreciation Portfolio-IS	3.73%	-2.15%	7.73%
Dreyfus V.I.F.-Developing Leaders Portfolio-IS5	9.95%	3.44%	7.00%
Dreyfus V.I.F.-Growth and Income Portfolio-IS5	6.12%	-2.88%	4.88%
Dreyfus V.I.F. Money Market Portfolio[5] Janus Aspen Series-Balanced Portfolio-Institutional Shares	7.17%	0.26%	9.90%
Janus Aspen Series Forty (formerly Capital Appreciation) Portfolio-IS4	16.75%	-6.28%	11.70%
Janus Aspen Series-International Growth Portfolio-SS3	17.20%	-6.50%	9.99%
Janus Aspen Series-Mid Cap Growth Portfolio-IS	19.24%	-14.54%	5.56%
Janus Aspen Series-Worldwide Growth Portfolio-IS	3.47%	-9.88%	7.56%
Mercury Basic Value V.I. (formerly Merrill Lynch Basic Value V.I.) Fund	9.68%	6.06%	10.51%
Mercury Domestic Money Market V.I. (formerly Merrill Lynch Domestic Money Market V.I.) Fund	-0.25%	1.03%	2.01%
Mercury Global Allocation V.I. (formerly Merrill Lynch Global Allocation V.I.) Fund	12.95%	1.82%	6.43%
Mercury High Current Income V.I. (formerly Merrill Lynch High Current Income V.I.) Fund	10.42%	5.08%	5.06%
Liberty Ridge Growth II (formerly PBHG Growth II) Portfolio[5]	5.28%	-15.36%	-0.42%
Liberty Ridge Mid-Cap (formerly PBHG Mid-Cap) Portfolio[3]	17.37%	11.08%	14.89%
Liberty Ridge Select Value (formerly PBHG Select Value) Portfolio[3]	1.56%	0.52%	6.44%
Liberty Ridge Technology & Communications (formerly PBHG Technology & Communications) Portfolio[5]	5.09%	-28.69%	-2.55%
Scudder VIT EAFE® Equity Index Fund[4]	17.57%	-6.00%	0.43%
Scudder VIT Equity 500 Fund[4]	9.21%	-3.80%	3.30%
Scudder VIT Small Cap Index Fund[4]	16.28%	4.76%	5.79%
Strong Opportunity Fund II5	16.74%	2.70%	10.54%
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I5	3.06%	5.97%	5.22%
Van Kampen UIF U.S. Real Estate Portfolio-Class I5	34.69%	19.93%	12.31%

1/	Annual mortality and expense risk charge of 1.25% and annual administrative charge of 0.00% of daily net asset value.
2/	From Separate Account Commencement date (12/7/95) to 12/31/2004 unless otherwise noted.
3/	From inception date of Portfolio (10/1/97) to 12/31/2004.
4/	From inception date of Portfolio (8/22/97) to 12/31/2004.
5/	From inception date of Subaccount (5/1/97) to 12/31/2004.

Non Standardized
Average Annual Total Return Data
(Data reflects deduction of mortality and expense risk charges,
but not contingent deferred sales charges or contract (or		The Commodore Americus®
certificate) maintenance fees - data is the same for all Enhanced		S.E.C. File No.
Contracts)		33-59861
		Enhanced[1]
		Contracts
All Periods			From Inception
Ending 12/31/2004	1 Year	5 Years	Date[3]
AIM V.I.-Capital Development Fund-Series I Shares[3]	14.40%	3.31%	4.99%
AIM V.I.-Government Securities Fund- Series I Shares[3]	1.59%	4.88%	4.18%
AIM V.I.- Premier Equity Fund -Series I Shares[3]	4.76%	-8.07%	4.67%
The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares	5.20%	-8.99%	5.04%
Dreyfus Stock Index Fund-IS	9.59%	-3.49%	8.04%
Dreyfus V.I.F.-Appreciation Portfolio-IS	4.05%	-1.86%	8.06%
Dreyfus V.I.F.-Developing Leaders Portfolio-IS5	10.28%	3.76%	7.32%
Dreyfus V.I.F.-Growth and Income Portfolio-IS5	6.44%	-2.59%	5.20%
Janus Aspen Series-Balanced Portfolio-Institutional Shares	7.49%	0.56%	10.24%
Janus Aspen Series Forty (formerly Capital Appreciation) Portfolio-IS4	17.10%	-5.99%	12.04%
Janus Aspen Series-International Growth Portfolio-SS3	17.56%	-6.21%	10.32%
Janus Aspen Series-Mid Cap Growth Portfolio-IS	19.60%	-14.28%	5.88%
Janus Aspen Series-Worldwide Growth Portfolio-IS	3.78%	-9.61%	7.89%
Mercury Basic Value V.I. (formerly Merrill Lynch Basic Value V.I.) Fund	10.01%	6.38%	10.85%
Mercury Domestic Money Market V.I. (formerly Merrill Lynch Domestic Money Market V.I.) Fund	-0.02%	1.23%	2.33%
Mercury Global Allocation V.I. (formerly Merrill Lynch Global Allocation V.I.) Fund	13.29%	2.13%	6.75%
Mercury High Current Income V.I. (formerly Merrill Lynch High Current Income V.I.) Fund	10.76%	5.40%	5.38%
Liberty Ridge Growth II (formerly PBHG Growth II) Portfolio[5]	5.60%	-15.11%	-0.12%
Liberty Ridge Mid-Cap (formerly PBHG Mid-Cap) Portfolio[3]	17.72%	11.42%	15.24%
Liberty Ridge Select Value (formerly PBHG Select Value) Portfolio[3]	1.87%	0.83%	6.76%
Liberty Ridge Technology & Communications (formerly PBHG Technology & Communications) Portfolio[5]	5.41%	-28.47%	-2.25%
Scudder VIT EAFE® Equity Index Fund[4]	17.93%	-5.72%	0.74%
Scudder VIT Equity 500 Fund[4]	9.54%	-3.50%	3.61%
Scudder VIT Small Cap Index Fund[4]	16.64%	5.08%	6.11%
Strong Opportunity Fund II5	17.09%	3.01%	10.87%
Van Kampen UIF Core Plus Fixed Income Portfolio-Class I5	3.37%	6.30%	5.54%
Van Kampen UIF U.S. Real Estate Portfolio-Class I5	35.10%	20.29%	12.65%

1/	Annual mortality and expense risk charge of 0.95% and annual administrative charge of 0.00% of daily net asset value.
2/	From Separate Account Commencement date (12/7/95) to 12/31/2004 unless otherwise noted. 3/ From inception date of Portfolio (10/1/97) to 12/31/2004. 4/ From inception date of Portfolio (8/22/97) to 12/31/2004.
3/	From inception date of Portfolio (10/1/97) to 12/31/2004. 4/ From inception date of Portfolio (8/22/97) to 12/31/2004.
4/	From inception date of Portfolio (8/22/97) to 12/31/2004.
5/	From inception date of Subaccount (5/1/97) to 12/31/2004.

Other Performance Measures

Any of the Contracts may be compared in advertising materials to certificates of deposit (“CDs”) or other investments issued by banks or other depository institutions. Variable annuities differ from bank investments in several respects. For example, variable annuities may offer higher potential returns than CDs. However, unless you have selected to invest in only the Fixed Account options, the Company does not guarantee your return. Also, none of your investments under the Contract, whether allocated to the Fixed Account options or to a Subaccount, are FDIC-insured.

Advertising materials for any of the Contracts may, from time to time, address retirement needs and investing for retirement, the usefulness of a tax-qualified retirement plan, saving for college, or other investment goals. Advertising materials for any of the Contracts may discuss, generally, the advantages of investing in a variable annuity and the Contracts’ particular features and their desirability and may compare Contract features with those of other issuers. Advertising materials may also include a discussion of the balancing of risk and return in connection with the selection of investment options under the Contracts and investment alternatives generally, as well as a discussion of the risks and attributes associated with the investment options under the Contracts. A description of the tax advantages associated with the Contracts, including the effects of tax-deferral under a variable annuity or retirement plan generally, may be included as well. Advertising materials for any of the Contracts may quote or reprint financial or business publications and periodicals, including model portfolios or allocations as they relate to current economic and political conditions, management and composition of the underlying Portfolios, investment philosophy, investment techniques, and desirability of owning the Contract and other products and services offered by the Company or GAA.

The Company or GAA may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include: information about current economic market and political conditions; materials that describe general principals of investing, such as asset allocation, diversification, risk tolerance and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and alternative investment strategies and plans.

Ibbotson Associates of Chicago, Illinois (“Ibbotson”), provides information regarding historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on Consumer Price Index), and combinations of various capital markets, based on the returns of different indices.

Advertising materials for any of the Contracts may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risk associated with the security types in any capital market may or may not correspond directly to those of the Subaccounts and the Portfolios. Advertising materials may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In addition, advertising materials may quote various measures of volatility and benchmark correlation for the Subaccounts and the respective Portfolios and compare these volatility measures and correlation with those of other separate accounts and their underlying funds. Measures of volatility seek to compare a Subaccount’s, or its underlying Portfolio’s, historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

BENEFIT UNITS — TRANSFER FORMULAS

Transfer of a Contract owner’s Benefit Units between Subaccounts during the Benefit Payment Period are implemented according to the following formulas:

     The number of Benefit Units to be transferred from a given Subaccount is BU1 (trans).

     The number of the Contract Owner’s Benefit Units remaining in such Subaccount (after the transfer)

          = UNIT1 — BU1 (trans)

     The number of Benefit Units transferred to the new Subaccount is BU2 (trans).

          BU2 (trans) = BU1 (trans) * BUV1/BUV2.

     The number of the Contract Owner’s Benefit Units in the new Subaccount (after the transfer)

          = UNIT2 + BU2 (trans).

Subsequent variable dollar benefit payments will be based on the number of the Contract Owner’s Benefit Units in each Subaccount (after the transfer) as of the next variable dollar benefit payment’s due date.

Where:

     BU1 (trans) is the number of the Contract Owner’s Benefit Units transferred from a given Subaccount.

     BU2 (trans) is the number of the Contract Owner’s Benefit Units transferred into the new Subaccount.

     BUV1 is the Benefit Unit Value of the Subaccount from which the transfer is being made as of the end of the Valuation Period in which the transfer request was received.

     BUV2 is the Benefit Unit Value of the Subaccount to which the transfer is being made as of the end of the Valuation Period in which the transfer request was received.

     UNIT1 is the number of the Contract owner’s Benefit Units in the Subaccount from which the transfer is being made, before the transfer.

     UNIT2 is the number of the Contract owner’s Benefit Units in the Subaccount to which the transfer is being made, before the transfer.

FEDERAL TAX MATTERS

The following discussion supplements the discussion of federal tax matters in the prospectuses for the Contracts. This discussion is general and is not intended as tax advice. Federal income tax laws or the interpretation of those laws by the Internal Revenue Service may change at any time.

Taxation of Separate Account Income

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code (“IRC”). Since the Separate Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a “Regulated Investment Company” under Subchapter M of the IRC. Investment income and realized capital gains are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, the Company believes that it will not be taxed on the Separate Account investment income and realized net capital gains to the extent that such income and gains are applied to increase the reserves under the Contracts.

Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account and, therefore, the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Separate Account, then the Company may impose a charge against the Separate Account (with respect to some or all Contracts) to reflect such taxes.

In certain circumstances, owners of individual variable annuity contracts and participants under group variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be included in the owner’s gross income. The Internal Revenue Service has stated in published rulings that a variable contract owner will considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the owner or participant), rather than the insurance company, to be treated as the owner of the assets in the account.” This announcement also stated that guidance would be issued by way of regulations or rulings on the “extent to which policyholders may direct their investments to particular Subaccounts without being treated as owners of the underlying assets.” As of the date of this Statement of Additional Information, no guidance has been issued.

The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has more flexibility in allocating purchase payments and Account Value that was contemplated in the rulings. These differences could result in an owner or participant being treated as the owner of a pro rata portion of the assets of the Separate Account and/or Fixed Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings, that the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contracts as necessary to attempt to prevent an owner or participant from being considered the owner of a pro rata share of the assets of the Separate Account and/or Fixed Account.

Tax Deferral on Non-tax qualified Contracts

Section 817(h) of the Code requires that with respect to non-tax qualified Contracts, the investments of the Portfolios be “adequately diversified” in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Separate Account, through the Portfolios, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affects how the Portfolios’ assets may be invested. Failure of a Portfolio to meet the diversification requirements would result in loss of tax deferred status to owners of non-tax qualified Contracts.

FINANCIAL STATEMENTS

The audited financial statements of the Separate Account at, and for the years ended, December 31, 2004 and 2003 and the Company’s audited financial statements for the years ended December 31, 2004 and 2003 are included herein. The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.